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                                                                   EXHIBIT 10.17

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                    PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST
                                            UNDER 17 C.F.R. SECTION 200.80(b)(4)
                                               AND RULE 406 UNDER THE SECURITIES
                                                         ACT OF 1933, AS AMENDED

                       COLLABORATION AND LICENSE AGREEMENT

      THIS RESEARCH COLLABORATION AND LICENSE AGREEMENT (the "AGREEMENT") is made and entered into as of April 14, 2003 (the "EFFECTIVE DATE") by and between STRUCTURAL GENOMIX, INC. a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 10505 Roselle Street, San Diego, CA 92121 ("SGX"), and ELI LILLY AND COMPANY, a corporation organized and existing under the laws of the State of Indiana and having its principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285 (together with its Affiliates, "LILLY"). SGX and Lilly may be referred to herein individually as a "Party" and collectively as the "Parties."

                                   BACKGROUND

      WHEREAS, SGX is in the business of conducting research in the field of high throughput protein structure determination and structure directed drug discovery;

      WHEREAS, Lilly is in the business of discovering, developing, manufacturing and commercializing pharmaceuticals;

      WHEREAS, SGX and Lilly wish to enter into a collaborative research program to perform structure determination of Lilly drug targets and compounds provided by Lilly; and

      WHEREAS, Lilly desires to obtain access and licenses to certain technologies and processes of SGX and SGX is willing to grant such access and licenses on the terms set forth in this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Agreement, the Parties hereby agree as follows:

1.    DEFINITIONS

      1.1 "Affiliate" means, with respect to a Party hereto, a corporation, company or other entity that is owned or controlled by such Party by virtue of such Party's direct or indirect ownership or control of more than fifty percent (50%) of the outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) of such corporation, company or other entity, but such corporation, company or other entity shall be deemed to be an Affiliate only so long as such ownership or control exists.

      1.2 "Collaboration" means the activities conducted by the Parties in connection with the Research Plan and the Technology Installation Plan.

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      1.3 "Collaboration Target(s)" means the targets identified in the attached
Exhibit A, as may be modified from time to time in accordance with Section
2.6(b).

      1.4 "Collaboration Technology" means Patent Rights and Know-How which are conceived or reduced to practice or otherwise developed by or on behalf of Lilly or SGX, or jointly by Lilly and SGX during and in the performance of the Research Collaboration; provided however, Collaboration Technology does not include SGX Background Technology, SGX Process Technology, SGX Additional Technology or Lilly Background Technology.

      1.5 "Controls" or "Controlled" means possession of the ability to grant the licenses or sublicenses as provided for herein, without violating the terms of any agreement or other arrangement with a Third Party.

      1.6 "[...***...]" means a [...***...] included in the Research Collaboration in accordance with Section [...***...] and supplied by Lilly to SGX (including [...***...]), which is [...***...], and which SGX agrees to use reasonably diligent efforts to [...***...].

      1.7 "Eliminated Target" means a Collaboration Target as further defined in
Section 2.9.

      1.8 "FTE" means a full time equivalent person year (consisting of a total of [...***...] ([...***...]) hours per year) of scientific or technical work carried out by a qualified SGX Employee on or directly related to, the Research Plan or the Technology Installation Plan.

      1.9 "IT Infrastructure" means the hardware and software listed in Part 2 of the attached Exhibit D.

      1.10 "JSC" has the meaning ascribed such term in Section 2.7.

      1.11 "Know-How" means all ideas, inventions, instructions, designs, processes, formulas, software, materials, methods, processes, techniques, and data and all intellectual property rights therein.

      1.12 "Licensed Technology" means (i) SGX Process Technology; and (ii) SGX Improvements, Other Inventions, and SGX Research Stage Technology which Lilly elects to have installed at a Lilly Facility pursuant to Section 3.6(a).

      1.13 "Lilly Background Technology" means Patent Rights and Know-How which are: (a) owned or Controlled by Lilly on the Effective Date or during the Term of the Research Collaboration; (b) developed by Lilly (i) outside of the Research Collaboration or (ii) within the Research Collaboration but are of general application (for example, have application to other proteins in addition to the Collaboration Targets); and (c) necessary for the conduct of the Research Collaboration. Lilly Background Technology includes Lilly Compounds.

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      1.14 "Lilly Compound" means a [...***...] that is provided by Lilly to
SGX. Lilly Compound does not include Reference Compounds.

      1.15 "Lilly Facility" means the Lilly San Diego Facility or the Lilly Indianapolis Facility.

      1.16 "Lilly Improvements" means Patent Rights and Know How owned or Controlled by Lilly covering improvements, enhancements or modifications to SGX Process Technology created by or on behalf of Lilly using SGX Process Technology, during the Technology Awareness Period, that Lilly has installed at and are in productive use by the protein crystallography group at Lilly using the SGX Process Technology and are necessary or useful for the operation of the SGX Process Technology.

      1.17 "Lilly Materials" means the [...***...] embodying Collaboration Targets, Lilly Compounds, Lilly Reference Compounds and any [...***...] used to express Collaboration Targets, in each case, which are owned or Controlled by Lilly.

      1.18 "Lilly New Developments" means Patent Rights and Know-How owned or Controlled by Lilly, covering methods, systems, programs, technology and software created by or on behalf of Lilly during the Technology Awareness Period, that are of application in the field of [...***...], that Lilly has installed at and are in productive use by the [...***...] group at Lilly, but that are not Lilly Improvements.

      1.19 "Lilly San Diego Facility" means either (i) the facility known as 10575 Roselle Street, San Diego, CA 92121 or (ii) the approximately 7,000 sq ft of available space in SGX's premises at 10581 Roselle Street, San Diego, CA 92121, as mutually agreed by the Parties as soon as practicable following the Effective Date.

      1.20 "Lilly Indianapolis Facility" has the meaning ascribed to such term in Section 3.2(b).

      1.21 "Other Invention" means an invention made by a Party or jointly by the Parties in the course of executing the Technology Installation Plan.

      1.22 "Operating Team" has the meaning ascribed to such term in Section 2.8

      1.23 "Patent Rights" means patent applications filed in any country worldwide, including provisionals, utilities, continuations (in whole or in part), divisionals, reissues, reexaminations and foreign counterparts thereof, any patents issued on such applications and any extensions of term, registrations or confirmations of such patents.

      1.24 "Phase IA Acceptance Criteria" means the criteria described in Part 1 of the attached Exhibit G.

      1.25 "Phase IB Acceptance Criteria" means the Phase IB(i) and Phase IB(ii) criteria described in Part 2 of the attached Exhibit G.

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      1.26 "Phase II Acceptance Criteria" means the criteria described in Part 3 of the attached Exhibit G.

      1.27 "Platform" means the hardware, IT Infrastructure, Third Party Technology and operating system configuration specified in Exhibit D that is required for Lilly to have installed at the Lilly Facilities in order to operate the SGX Process Technology.

      1.28 "Platform Changes" has the meaning ascribed such term in Section 3.8.

      1.29 "Reference Compound" means for each Collaboration Target, any compound which is publicly known to be an inhibitor or other modulator of such Collaboration Target and which is approved by the JSC for inclusion in the Research Collaboration.

      1.30 "Research Collaboration" means the program of research conducted by the Parties under the Research Plan.

      1.31 "Research Plan" means the plan of research attached as Exhibit B to this Agreement, as may be amended from time to time by the JSC in accordance with Section 2.7.

      1.32 "SGX Background Technology" means all Patent Rights and Know-How which are: (a) owned or Controlled by SGX on the Effective Date or during the Term of the Research Collaboration; (b) developed by SGX (i) outside of the Research Collaboration or (ii) within the Research Collaboration but are of general application (for example, have application to other proteins in addition to the Collaboration Targets); and (c) necessary for the conduct of the Research Collaboration.

      1.33 "SGX Bioinformatics Technology" means integrated software tools in source code form and all documentation reasonably necessary for the use thereof,
(i) within SGX Process Technology which are identified in the attached Exhibit F and (ii) within SGX Improvements, which are revisions to (i) above (including for example, error corrections, modifications, improvements and enhancements) made by SGX during the Technology Awareness Period that SGX has installed and are in productive use by the relevant research group at SGX using SGX Process Technology and are necessary or useful for the operation of the SGX Process Technology, and associated software documentation in hard copy and/or electronic format, in each case which are owned or Controlled by SGX, and all Patent Rights and copyrights covering such software tools and documentation.

      1.34 "SGX Employee" means an employee or other individual engaged by SGX who has a duty to assign inventions made by such person, to SGX.

      1.35 "SGX Improvements" means Patent Rights and Know How owned or Controlled by SGX, covering improvements, enhancements or modifications to the SGX Process Technology created by or on behalf of SGX using SGX Process Technology, during the Technology Awareness Period, that SGX has installed at and are in productive use by the research group at SGX using the SGX Process Technology and are necessary

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or useful for the operation of the SGX Process Technology. SGX Improvements does not include SGX Research Stage Technology.

      1.36 "SGX Materials" means (1) the [...***...] materials embodying any Target Structure; and (2) any [...***...] used to express a Target Structure; in each case which are owned or Controlled by SGX and are developed in the course of the Research Collaboration.

      1.37 "SGX New Developments" means Patent Rights and Know-How owned or Controlled by SGX, covering methods, systems, programs, technology and software created by or on behalf of SGX during the Technology Awareness Period that are of application in the field of high throughput structure determination, but that are not SGX Improvements.

      1.38 "SGX Research Stage Technology" means Patent Rights and Know How owned or Controlled by SGX, covering improvements, enhancements or modifications to the SGX Process Technology, created by or on behalf of SGX using SGX Process Technology during the Technology Awareness Period, that are: (i) in early stages of development; (ii) not fully supported within SGX; (iii) not fully integrated into the SGX Process Technology; or (iv) are not ready for supported transfer to Third Parties, and (x) will be used by the research group at SGX using SGX Process Technology and (y) are necessary or useful for the operation of the SGX Process Technology.

      1.39 "SGX Process Technology" means Patent Rights and Know How owned or Controlled by SGX as of the Effective Date, covering methods, systems, programs, technology and software, listed in Exhibit F, and including all documentation reasonably necessary for the use thereof. SGX Process Technology does not include SGX Research Stage Technology, SGX Improvements, SGX New Technology or Other Inventions.

      1.40 "Target Structure" means, on a [...***...] basis, the [...***...] of a [...***...] determined by SGX in the course of the Research Collaboration, either in the [...***...] and which has the following characteristics:
[...***...].

      1.41 "Technology Awareness Period" means the period commencing on the Effective Date and terminating at the end of the Term of the Research Collaboration.

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      1.42 "Technology Installation Plan" means the plan agreed by the Parties in accordance with Section 3.1.

      1.43 "Term of the Research Collaboration" means the period commencing on the Effective Date, and terminating on the second anniversary of the Effective Date, unless extended by mutual agreement of the Parties in accordance with
Section 2.10.

      1.44 "Term of the Technology Collaboration" means the period commencing on the Effective Date and terminating upon the expiration of SGX's support obligations under Section 3.4.

      1.45 "Third Party or Third Parties" means any entity other than Lilly or SGX or their respective Affiliates.

      1.46 "Third Party Technology" means software and other technology listed on Exhibit E, licensed to SGX by a Third Party, which Lilly is likely required to license directly from such Third Party and which is likely required to operate fully the SGX Process Technology.

2.    RESEARCH COLLABORATION.

      2.1 Research Collaboration. Subject to the terms and conditions of this Agreement Lilly and SGX will use commercially reasonable efforts to conduct the Research Collaboration in accordance with the Research Plan. It is acknowledged that in furtherance of the Research Collaboration, SGX commenced certain research activities prior to the Effective Date. SGX will commit a total of at least [...***...] FTEs to the Research Collaboration during the period between March 26, 2003 and the [...***...] anniversary of the Effective Date, with a minimum of [...***...] FTEs being used between March
26, 2003 and the [...***...] anniversary of the Effective Date.

      2.2 Provision of Lilly Compounds. During the Term of the Research Collaboration, Lilly will, at its sole discretion, deliver Lilly Compounds to SGX (in quantities for each Lilly Compound prescribed in the Research Plan) for inclusion in the Research Collaboration. SGX will not attempt directly or indirectly to determine the structure of Lilly Compounds unless agreed by the JSC. Lilly Compounds will be deemed Confidential Information of Lilly pursuant to Section 7.1. The Lilly Compounds that will be used in the Research Collaboration shall be [...***...].

      2.3 Provision of Lilly Background Technology. During the term of the Research Collaboration, Lilly will provide SGX with reasonable quantities of such Lilly Materials and other Lilly Background Technology as agreed to by Lilly that are necessary for the conduct of the Research Collaboration by SGX.

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      2.4 Provision of SGX Background Technology and Collaboration Technology.
During the Term of the Research Collaboration, SGX will provide Lilly with reasonable quantities of available SGX Materials and other SGX Background Technology and Collaboration Technology as agreed by the JSC and to the extent reasonably necessary for Lilly to exercise its applicable rights under Article 5.

      2.5 Records; Reports. At least quarterly during the Term of the Research Collaboration SGX will have the obligation to prepare and provide to the JSC a detailed written report summarizing the progress of the work performed by SGX in the course of the Research Collaboration during the preceding quarter. Promptly upon completion of the Research Collaboration, SGX shall provide a final written report summarizing its activities during the Research Collaboration and the results thereof. In addition, during the Term of the Research Collaboration, SGX will provide Lilly with quarterly reports of the time expended on the Research Collaboration, within thirty (30) days after the close of each quarter. Such report will include the names of SGX Employees working on the Research Collaboration and the number of hours each such SGX Employee has allocated to the Research Collaboration. Upon the written request of Lilly and not more than once in each calendar year, SGX will permit Lilly, at Lilly's expense, to have access during normal business hours to those records of SGX that may be necessary to verify the accuracy of the FTE utilization under the Research Collaboration and the basis for any other payments hereunder.

      2.6 Nomination of Collaboration Targets and Crystallizable Protein.

            (a) During the Term of the Research Collaboration, Lilly may nominate to the JSC up to [...***...] ([...***...])[...***...] other than
Collaboration Targets, for which Lilly would like SGX to attempt to [...***...] under the Research Plan. SGX will have two (2) weeks following receipt of notice of nominated [...***...] from LillY to reject (by written notice to Lilly) the inclusion of any such [...***...] in the Research Collaboration if any such [...***...] is the subject of an existing research program at SGX or if SGX has existing contractual obligationS to a Third Party with respect to such [...***...]. Any [...***...] nominated by Lilly and not rejected by SGX in accordance with this Section 2.6(a) will be deemed a [...***...].

            (b) During the Term of the Research Collaboration, subject to
Section 2.9, Lilly may nominate to the JSC additional [...***...] which Lilly would like included in the Research Collaboration as Collaboration Targets. SGX will have two (2) weeks following receipt of notice of any such nominated [...***...] from Lilly to reject (by written notice to Lilly) the inclusion of any such [...***...] in the Research Collaboration if such protein is the subject of an existing research program at SGX or if SGX has existing contractual obligations to a Third Party with respect to such [...***...]. Any [...***...] nominated by Lilly and not rejected BY SGX in accordance with this
Section 2.6(b) will be deemed a Collaboration Target.

            (c) On or before the earlier of commencement of the Phase IA Acceptance experiments described in Exhibit G or the start of the [...***...] month following the Effective Date, the JSC will designate [...***...]
of the Collaboration Targets

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 included in the Collaboration prior to such date, for inclusion in the Phase
IB(ii) validation experiments described in Exhibit G; [...***...] of which will be Level 1, [...***...] of which will be Level 2 and [...***...] of which will be Level 2(+) (as further described in the Research Plan), and such targets in each Level will be of a similar level of difficulty as those targets in each such Level in Exhibit A.

      2.7 Joint Steering Committee.

            (a) Formation. SGX and Lilly will establish a joint steering committee ("JSC") to oversee the strategic and tactical aspects of the Collaboration.

            (b) Membership. The JSC shall be comprised of three (3) representatives from Lilly and three (3) representatives from SGX, designated by the Parties promptly following the Effective Date. Each Party may replace its JSC representatives at any time, with written notice to the other Party. The JSC may name additional members to the JSC from time to time so long as each Party has an equal number of members. In addition, each Party may at its discretion invite non-voting employees, consultants or scientific advisors to attend meetings of the JSC.

            (c) Decisions. Each Party shall have one vote on the JSC. All decisions of the JSC shall be made by unanimous vote. Any matter which the JSC is unable to agree upon shall be submitted to the Chief Executive Officer of SGX and the Group Vice President, Lilly Research Laboratories of Lilly for resolution. All decisions that cannot be agreed upon by the SGX CEO and Lilly Group Vice President shall be made by Lilly reasonably taking into consideration the position of SGX, excluding decisions under Sections 3.4(b), 3.4(d) and 3.6(c), which will be made by SGX reasonably taking into consideration the position of Lilly.

            (d) Responsibilities. The JSC will review, direct and supervise the performance of the Collaboration. The JSC will be responsible for (i) determining the research strategy and time lines for the Research Plan and allocating resources between Collaboration Targets (provided however, that SGX will have the right to require that at least [...***...] FTEs are allocated to the Phase IB validation experiments described in Exhibit G) and modifying or amending the Research Plan as appropriate subject to the final sentence of this
Section 2.7(d); (ii) designating Collaboration Targets as Eliminated Targets in accordance with Section 2.9; (iii) designating structures of Collaboration Targets as Target Structures if they meet the criteria in Section 1.40; ; (iv) determining whether to obtain licenses from Third Parties with respect to intellectual property that may be necessary for the conduct of the Research Collaboration; and (v) discussing patent matters relating to Research Plan activities. Related to the Technology Installation Plan, the JSC will be responsible for (i) reviewing and approving the Technology Installation Plan in accordance with Section 3.1 and modifying or amending the Technology Installation Plan as appropriate subject to the final sentence of this Section 2.7(d); (ii) determining whether any SGX Improvements, Other Inventions or SGX Research Stage Technology will be included in the Technology Installation Plan and supported under Section 3.4; (iii) determining which Licensed Technology will not be supported in accordance with Section 3.4(d); (iv) agreeing on additional support at the

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Lilly Indianapolis Facility in accordance with Section 3.4(b); and (v)
determining which Platform Changes or Lilly Improvements will be supported at Lilly in accordance with Section 3.4. Any amendments to the Research Plan or the Technology Installation Plan which materially alter the nature or scope of the Research Collaboration or Technology Collaboration must be agreed in writing by the Parties.

            (e) Meetings. The JSC shall meet at least quarterly. The Parties shall mutually agree upon times and places for such meetings (alternating between San Diego, CA and Indianapolis, IN, or as the JSC may otherwise agree), to discharge its responsibilities. If mutually agreed by the Parties, such meeting may be held via videoconference or teleconference. Each Party will be responsible for paying its own expenses in connection with participating in the meetings of the JSC. The JSC shall prepare written minutes of each meeting and a written record of all JSC decisions, whether made at a JSC meeting or otherwise.

      2.8 Operating Teams. The JSC may appoint one or more other working teams ("Operating Teams") to perform the day-to-day implementation of the Research Plan and Technology Installation Plan and such other functions as the JSC may determine.

            (a) Membership. All Operating Teams shall have at least one (1) representative of each Party. Operating Teams shall have such decision-making authority as may be delegated to them by the JSC. Each Party may replace its Operating Team representatives at any time, upon written notice to the other Party. Operating Team leaders at their discretion can name additional team members or form sub-teams.

            (b) Decisions. Each Party shall have one vote on an Operating Team. All decisions of the Operating Teams shall be made by unanimous vote. Any matter that the Operating Team is unable to agree upon shall be submitted to the JSC.

            (c) Meetings. Each Operating Team shall meet as agreed by its members or as directed by the JSC. Each Party shall bear its own costs associated with holding and attending such meetings.

            (d) Initial Operating Teams. The JSC shall establish the following two (2) Operating Teams, with such number of representatives of each Party and such decision-making authority as the JSC shall determine:

                  (i) the Research Operations Team, which shall be responsible for matters relating to the tactical aspects of the Research Plan, including:

                        (x) coordinating, monitoring and reporting research progress, resource allocation and ensuring open exchange between the Parties with respect to Research Collaboration activities; and (y) determining which Reference Compounds or Lilly Compounds to include in the Research Collaboration to aid in crystallization;

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                  (ii) the Technology Operations Team, which shall be
responsible for matters relating to the successful installation of the SGX Process Technology and the Platform at the Lilly San Diego Facility and the Lilly Indianapolis Facility, including:

                        (x) reviewing, directing and supervising the performance of the Technology Installation Plan and revising the Technology Installation Plan from time to time as necessary; and (y) coordinating, monitoring and reporting installation progress and ensuring open exchange between the Parties with respect to Technology Installation Plan activities;;

                  (iii) For avoidance of doubt, it is intended that the JSC will delegate decision-making authority for day-to-day management of the Collaboration to the Operating Teams described in this Section 2.8. While the JSC retains the ability to review the decisions of the Operating Teams, it is intended that the Operating Teams shall be given latitude to make decisions without the need to first consult the JSC.

      2.9 Eliminated Targets. The JSC will remove a Collaboration Target from the Research Collaboration and deem such Collaboration Target to be an "Eliminated Target" for the purposes of Section 5.5(a), upon the occurrence of any of the following:

            (a) either Party requests that the JSC agree to remove a Collaboration Target from the Research Collaboration and the JSC so agrees;

            (b) Lilly determines not to pursue a Collaboration Target as a [...***...]; notifies the JSC of such decision (which notification Lilly is obligated to provide the JSC within thirty (30) days of such decision at Lilly) and the JSC agrees to the removal of such Collaboration Target;

            (c) as determined by the JSC, (i) a Target Structure has not been obtained for the Collaboration Target after reasonable effort, and (ii) it is reasonable to conclude based on an assessment of technical feasibility, that a Target Structure will not be obtained by SGX for such Collaboration Target before the second anniversary of the Effective Date; or

            (d) at any time the total number of Collaboration Targets included in the Research Collaboration for which Target Structure has not yet been obtained exceeds [...***...] ([...***...]); in such event, the JSC will, within thirty (30) days of a request by either Party, deem such number of Collaboration Targets exceeding [...***...] ([...***...]) as Eliminated Targets in accordance with this Section 2.9, as results in there being no more than [...***...] ([...***...]) Collaboration Targets included in the Research Collaboration for which Target Structure has not been obtained. The JSC shall be responsible for deciding which targets shall be excluded from Collaboration Targets under this
Section 2.9 (d).

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            2.10 Option to Extend Term of the Research Collaboration. On or
before the second anniversary of the Effective Date, Lilly will have the right to extend the Term of the Research Collaboration for an additional [...***...] period. In such event the Parties will negotiate in good faith the terms of such extension, provided however, nothing in this Section 2.10 shall obligate the Parties to enter into such extension.

3.    TECHNOLOGY TRANSFER

      3.1 Technology Installation Plan. Within three (3) months following the Effective Date, SGX will prepare and the JSC will review and approve, a Technology Installation Plan, based on the outline plan attached as Exhibit C. The Technology Installation Plan may be updated or otherwise amended (in accordance with Section 2.7(d)) as necessary from time to time by the JSC. Prior to the approval by the JSC of the Technology Installation Plan, SGX may begin ordering the equipment as described in Appendix D2. SGX shall supply any existing validation documentation on SGX Process Technology, and will discuss with Lilly the results of Lilly's gap analysis to be performed during the Technology Installation Period. At Lilly's request, SGX will install the components of the SGX Bioinformatics Technology listed in Appendix F at Lilly in Indianapolis in advance of the installation of the SGX Process Technology at the Lilly San Diego Facility. Upon installation, SGX will provide Lilly with a reasonable amount of training on the use of this technology, provided however, that any such training shall be included in the number of days allocated to Initial Training under Section 3.4(a) below.

      3.2 Installation.

            (a) Installation at Lilly San Diego Facility. SGX will, at Lilly's expense in accordance with Section 4.3, procure and install the Platform (other than the IT Infrastructure) and install the SGX Process Technology on the Platform at the Lilly San Diego Facility in accordance with the Technology Installation Plan, provided that Lilly has purchased and installed, at its expense, the IT Infrastructure at the Lilly San Diego Facility or at Lilly, as agreed in the Technology Installation Plan (including in each case obtaining from Third Parties the necessary licenses to Third Party Technology detailed in Exhibit E). SGX will have no obligation to acquire or pay for any Third Party Technology or any other part of the IT Infrastructure. SGX will provide the Lilly San Diego Facility with access to certain components of SGX's IT Infrastructure as described in the Technology Installation Plan. In the event of any delay by Lilly in (i) approving the Technology Installation Plan, (ii) obtaining a lease to the Lilly San Diego Facility and entering into a sublease with SGX beyond one month after the Effective Date; (iii) approving the plans and budget for the tenant improvements to the Lilly San Diego Facility, including any revisions thereto, beyond one week after submission of such plans, budgets or revisions thereto to Lilly by SGX, (iv) procuring and installing the IT Infrastructure, or any other Platform components which the Parties agree Lilly will procure, beyond the applicable timeline in the Technology Installation Plan; or (v) procuring licenses to Third Party Technology required for the Phase IA and Phase IB validation experiments as detailed in the Technology Installation Plan, beyond the

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applicable timeline in the Technology Installation Plan, then upon request by either Party, the timelines for installation in the Technology Installation Plan, will be adjusted correspondingly; provided however: (i) in the event such delay results in the Phase IA validation experiments described in Exhibit G not commencing before the start of the [...***...] ([...***...]) month following the Effective Date, then (A) Lilly shall immediately pay SGX [...***...] ([...***...]%) of the payment under Section 4.2(b), notwithstanding that the Phase IA Acceptance Criteria may not yet have been achieved, and (B) commencing at the beginning of the [...***...] ([...***...]) month following the Effective Date and continuing through the [...***...] ([...***...]) month after the Effective Date, one Collaboration Target will be removed from the Phase IB(ii) validation experiment each month with the order of removal of such Collaboration Targets being from the most difficult (within Level 2+) to the least difficult (within Level 1); and (ii) in the event such delay results in the Phase IA and Phase IB validation experiments not commencing before the start of the [...***...] ([...***...]) month following the Effective Date, Lilly shall immediately pay SGX the remaining payments due under Section 4.2(b) and 4.2(c), notwithstanding that the Phase IA Acceptance Criteria and Phase IB Acceptance Criteria may not yet have been achieved, and notwithstanding that such payments are made, SGX will conduct the Phase IA and Phase IB validation experiments at the Lilly San Diego Facility using reasonable diligence, as soon as the Lilly San Diego Facility becomes available for such activities, provided however, in the case of the Phase IB(ii) experiments, that the Term of the Research Collaboration has been extended to allow such activities, in accordance with
Section 2.10. SGX will assist Lilly in the procurement of the IT Infrastructure, including without limitation, liaising with Third Party providers of hardware and Third Party Technology, as agreed by the JSC.

            (b) Installation at the Lilly Indianapolis Facility. At a time determined by Lilly, but in no event later than the earlier of (i) the expiration of Lilly's lease to the Lilly San Diego Facility and (ii) [...***...] ([...***...]) years after the commencement of Lilly's lease to the Lilly San Diego Facility (the "Cut-Off Date"), SGX will disassemble the Platform and uninstall the Licensed Technology, at the Lilly San Diego Facility, and reassemble and reinstall the Platform and Licensed Technology at a facility of Lilly in Indianapolis designated by Lilly (the "Lilly Indianapolis Facility") in accordance with the Technology Installation Plan. Notwithstanding anything to the contrary in this Agreement, if Lilly relocates the Platform and/or the Licensed Technology after the Cut-Off Date, SGX will have no further obligations under Article 3 with respect to the Platform or the Licensed Technology. Lilly will be responsible for: (i) the costs of Third Party vendors of Platform components for repackaging, transportation and reinstallation of the Platform, and all other reasonable costs associated with the transportation (collectively the "Relocation") of the Licensed Technology and the Platform under this Section 3.2(b), in accordance with Section 4.3(c); (ii) Relocation of the IT Infrastructure to the Lilly Indianapolis Facility prior to commencement of the reinstallation of the Licensed Technology at the Lilly Indianapolis Facility and
(iii) making fully available the Lilly Indianapolis Facility, services and Lilly personnel necessary for installation in accordance with the Technology Installation Plan. SGX will use reasonable diligence in performing its obligations under this Section 3.2(b).

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      3.3 Acceptance.

            (a) Phase IA. Promptly upon notification by SGX to Lilly that it has installed the SGX Process Technology and Platform at the Lilly San Diego Facility, Lilly, in consultation with the JSC, shall determine in good faith whether such installation satisfies the Phase IA Acceptance Criteria.

            (b) Phase IB. Promptly upon notification by SGX to the JSC that it has completed the Phase IB validation, Lilly, in consultation with the JSC, shall determine in good faith whether such validation satisfies the Phase IB Acceptance Criteria. Upon the determination by Lilly of achievement of the Phase 1B Acceptance Criteria but in no event later than the end of the Term of the Research Collaboration, SGX will assign to Lilly its entire right, title and interest in and to the Platform components procured by SGX on behalf of Lilly under Section 3.2(a), installed at the Lilly San Diego Facility, including without limitation, assignment of Third Party warranties and service contracts where permitted.

            (c) Phase II. Promptly upon notification by SGX to Lilly that it has installed the SGX Process Technology and Platform at the Lilly Indianapolis Facility, Lilly, in consultation with the JSC, shall determine in good faith whether such installation satisfies the Phase II Acceptance Criteria.

      3.4 Maintenance, Training and Technical Support. Once Lilly has determined that the Phase IA Acceptance Criteria have been met, and payment has been made by Lilly pursuant to Section 4.2(b), SGX will provide the following maintenance, training and technical support services to Lilly:

            (a) Initial Training. SGX will provide, a training course at the Lilly San Diego Facility (or at some other location as may be agreed by the JSC) for Lilly personnel to receive detailed training on the operation of the Licensed Technology (other than SGX Research Stage Technology) on the Platform ("Initial Training"). Such Initial Training will be conducted over a period of no more than [...***...] ([...***...]) months and will comprise a total of at least [...***...] ([...***...]) person months. Lilly will ensure that Lilly personnel with appropriate technical skill are available at the Lilly San Diego Facility to receive such training.

            (b) On-Site Training, Maintenance and Technical Support. During the [...***...] ([...***...]) month period following completion of the Initial Training, SGX will provide at least [...***...] ([...***...]) person days of support for the Licensed Technology (other than SGX Research Stage Technology) on the Platform at the Lilly San Diego Facility. If the required support results from inherent problems with the Licensed Technology and is not due to Lilly's action or inactions related thereto, then such support shall not count against such [...***...] ([...***...]) person days. During the [...***...] ([...***...])
month period following payment by Lilly pursuant to Section 4.2(d), SGX will provide at least [...***...] ([...***...]) person days of support for the Licensed Technology (other than Research Stage Technology) on the Platform, at the Lilly Indianapolis Facility. At Lilly's option, such support at the Lilly Facilities may comprise: training, routine maintenance, and/or resolution of defects or errors. Should

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additional assistance be required by Lilly beyond the [...***...] ([...***...])
days at the Lilly San Diego Facility or the [...***...] ([...***...]) days at the Lilly Indianapolis Facility, SGX will provide such assistance as is agreed by the JSC at a consulting rate comparable to reasonable commercial software support service rates. Contact person(s) designated by each of the Parties shall be the sole contacts for the coordination, delivery and receipt of the support services under Sections 3.4(b) and (c) and shall be knowledgeable and trained in the use of the applicable SGX Process Technology.

            (c) Support. For the [...***...] ([...***...]) month period following the achievement of the Phase II Acceptance Criteria, SGX will provide Lilly with a reasonable amount of electronic mail and telephone support for the Licensed Technology (other than SGX Research Stage Technology), with email being the primary means of support, for, among other things, problem determination, verification and resolution, on a email-back basis, during SGX's normal business hours of 8 am to 5 pm Pacific Standard Time, in accordance with the schedule described in Exhibit H.

            (d) Limitations. The maintenance and technical support described above shall be provided by SGX only for the Licensed Technology (other than SGX Research Stage Technology) used in conjunction with the Platform. In the event that Lilly (i) makes Platform Changes that are not agreed by the JSC, (ii) does not accept a SGX Improvement, or Other Invention recommended by SGX, or (iii) does not acquire additional Third Party Technology or implement other Platform Changes recommended by SGX as necessary for the operation of the Licensed Technology, or (iv) makes modifications to the Licensed Technology other than those agreed by the JSC, SGX will have no obligation to provide maintenance or technical support for the Licensed Technology modified or not modified by such actions or inactions, respectively, of Lilly. Notwithstanding the previous sentence, while a SGX Improvement or Other Invention is being installed at Lilly, SGX shall continue to support the earlier release of the applicable Licensed Technology only until the JSC determines that the SGX Improvement or Other Invention has been successfully installed at Lilly. In addition, in the event that any problem is the result of an action or inaction of Lilly as described in (i) through (iv) above, SGX shall have the right to charge Lilly at SGX's standard rates (comparable to reasonable commercial software support rates), for the time spent resolving such problem. SGX will have no obligations under this Section 3.4 with respect to SGX Research Stage Technology.

      3.5 Obligations. The Parties will:

            (i) ensure that the contact persons designated by each Party shall be the sole contact for the coordination and receipt of the services provided under Section 3.4; such person may be changed upon notice to the other Party;

            (ii) maintain during the Term of the Technology Collaboration, adequate network connectivity as necessary to the systems of Lilly running the SGX Process Technology, in a manner consistent with each Party's confidentiality obligations to Third Parties, including to enable SGX to test and verify reported problems; and

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

            (iii) provide reasonable supporting data to and aid each other in the identification and correction of reported problems.

      3.6 SGX Additional Technology.

            (a) Notification and Acceptance. During the Technology Awareness Period, SGX will provide the JSC with regular confidential updates (at least quarterly) on the progress of development of SGX Improvements, Other Inventions and SGX Research Stage Technology ("SGX Additional Technology") and SGX New Developments, including without limitation, identification of (i) technology which at the time of such update, SGX reasonably believes it could successfully transfer to Lilly and (ii) technology which SGX recommends that Lilly have installed at the Lilly Facilities. Lilly will have the right but not the obligation to have any such SGX Additional Technology installed at the Lilly San Diego Facility and/or the Lilly Indianapolis Facility, and if Lilly elects to have such technology installed: Lilly will pay SGX for the reasonable costs of such installation; such SGX Additional Technology will be deemed Licensed Technology; and SGX will have the obligation to provide Lilly with support under the terms of Sections 3.4(b) and (c) for such SGX Additional Technology (other than SGX Research Stage Technology).

            (b) SGX New Developments. In the event that Lilly desires to obtain a license to any SGX New Developments identified by SGX to the JSC in accordance with Section 3.6(a), Lilly will provide written notice of such desire to SGX within thirty (30) days of such identification by SGX and upon receipt of notice by SGX, the Parties will negotiate in good faith the terms of a such license for a period of up to ninety (90) days. Nothing in this Agreement will obligate SGX to develop any SGX Additional Technology or SGX New Developments or will obligate the Parties to enter into any license agreement under this Section 3.6(b).

            (c) Lilly Request for New Technology. In the event that Lilly desires SGX to undertake any new development relating to the SGX Process Technology, it shall present such request to the JSC which shall decide whether SGX shall undertake such development. In the event that it is decided that SGX shall undertake such developments, SGX and Lilly shall agree on the specifications, development schedule and payments for such developments which shall then be described in detail in the Technology Installation Plan. Any technology developed by SGX, or jointly by SGX and Lilly under this Section 3.6(c) will be deemed SGX Improvements.

      3.7 Lilly New Developments and Improvements.

            (a) During the Technology Awareness Period, Lilly will provide the JSC with regular confidential updates (at least quarterly) on the progress of development of Lilly Improvements, Lilly New Developments and Other Inventions, including without limitation, identification of technology, which at the time of such update, Lilly reasonably believes it could successfully transfer to SGX. SGX will have the right but not the obligation to have any such Lilly Improvements licensed to SGX and if SGX elects to license such Lilly Improvements, Lilly will provide SGX with all necessary documentation and materials to enable SGX to exercise such rights.

            (b) In the event that SGX desires to obtain a license to any Lilly New Developments identified by Lilly to the JSC in accordance with Section 3.7(a), SGX will provide written notice of such desire to Lilly within thirty
(30) days of such identification by Lilly and upon receipt of notice by Lilly, the Parties will negotiate in good faith the terms of a such license for a period of up to ninety (90) days. Nothing in this Agreement will obligate Lilly to develop any Lilly New Developments or will obligate the Parties to enter into any license agreement under this Section 3.7(b).

      3.8 Platform Changes. During the Term of the Technology Collaboration, (i) Lilly will inform the JSC in advance of any upgrades, modifications, enhancements or changes it proposes making to the Platform during the Term of the Technology Collaboration ("Platform Changes"); and (ii) SGX will inform the JSC of any Platform Changes it has implemented at SGX or recommends Lilly implement at the Lilly Facility.

      3.9 Use of the Lilly San Diego Facility.

            (a) By SGX Employees. During the Term of the Technology Collaboration, SGX employees, consultants and agents involved in the Collaboration, may use the Lilly San Diego Facility, and the Platform and Licensed Technology installed at the Lilly San Diego Facility: (i) for any purpose in connection with the Technology Installation Plan; (ii) for the conduct of Research Plan activities as agreed by the JSC; and (iii) to fulfill its support obligations under Section 3.4.

            (b) By Lilly Employees. During the Term of the Technology Collaboration, Lilly employees and consultants may use the Lilly San Diego Facility, and the Platform and Licensed Technology installed at the Lilly San Diego Facility: (i) for the conduct of Technology Installation Plan activities as agreed by the JSC; (ii) for the conduct of Research Plan activities as agreed by the JSC; (iii) for any purpose permitted under Lilly's licenses in Section 5.1, provided, however that Lilly activities do not interfere with SGX's ability to fulfill the Phase IB Acceptance Criteria; and (iv) upon the end of the Term of the Research Collaboration and prior to transfer of the Platform and Licensed Technology to the Lilly Indianapolis Facility, for any purpose permitted under Lilly's licenses in Section 5.1, provided in each case that Lilly has first obtained all necessary licenses, permits and permissions to use the Lilly San Diego Facility, reasonably acceptable to SGX.

4.    CONSIDERATION

      4.1 Research Fee.

            (a) Within thirty (30) days after the Effective Date, Lilly will pay to SGX a non-refundable research fee of two million US dollars ($2,000,000).

            (b) Within forty five (45) days after the first anniversary of the Effective Date, Lilly will pay to SGX a non-refundable research fee of $[...***...], provided that SGX has met the FTE commitment set forth in Section
2.1 for the first year of the Research Collaboration.

            (c) Within forty five (45) days after the second anniversary of the Effective Date, Lilly will pay to SGX a non-refundable research fee of [...***...] US dollars ($[...***...]), provided however, that SGX has committed a [...***...] ([...***...]) [...***...] to the Research Collaboration during the period between March 26, 2003 and the [...***...] of the Effective Date. If SGX has not honored such commitment, then Lilly will pay SGX a pro-rated amount proportionate with the amount of FTEs that have actually been used as long as the total number of FTEs committed by SGX during the period between March 26, 2003 and the [...***...] of the Effective Date exceeds [...***...]. In the event that SGX did not receive payment under Section 4.1(b) but has committed a total of [...***...] ([...***...])[...***...] to the Research Collaboration during the period between March 26, 2003 and the second anniversary of the Effective Date, Lilly will pay a further non-refundable research fee to SGX of [...***...] dollars ($[...***...]) within forty-five (45) days after the second anniversary of the Effective Date.

      4.2 Technology Access Fee.

            (a) Within thirty (30) days after the Effective Date, Lilly will pay to SGX a technology access fee of four million US dollars ($4,000,000). If SGX fails to substantially deliver and install the SGX Process Technology at the Lilly San Diego Facility by December 31, 2006, then SGX agrees to refund [...***...] percent ([...***...]%) of such fee.

            (b) Within forty five (45) days after determination by Lilly that the Phase IA Acceptance Criteria have been met, Lilly will pay to SGX a non-refundable technology access fee of [...***...] US dollars ($[...***...]),.

            (c) Within forty five (45) days after determination by Lilly of achievement by SGX of the Phase IB(i) Acceptance Criteria, Lilly will pay to SGX a non-refundable technology access fee of [...***...] US dollars ($[...***...]). Within forty five (45) days after determination by Lilly of achievement by SGX of the Phase IB(ii) Acceptance Criteria, Lilly will pay to SGX a further non-refundable technology access fee of [...***...] US dollars ($[...***...]).

            (d) Within forty five (45) days after determination by Lilly that the Phase II Acceptance Criteria have been met, Lilly will pay to SGX a non-refundable technology access fee of [...***...] US dollars ($[...***...]); provided however, if Lilly has not instructed SGX to commence [...***...] the Platform and [...***...] the SGX Process Technology at the Lilly San Diego Facility within [...***...] ([...***...]) months after Phase IA Acceptance Criteria are achieved or by [...***...], whichever is later, and SGX has achieved the Phase IB(i) Acceptance Criteria, Lilly will pay to SGX such non-refundable technology access fee of [...***...] US dollars ($[...***...]) within four (4)

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months thereafter, notwithstanding that the Phase II Acceptance Criteria has not been met.

      4.3 Procurement and Installation Costs.

            (a) Procurement of the Platform. SGX will be responsible, at Lilly's expense, for the procurement of the Platform (other than the IT Infrastructure) in accordance with the Technology Installation Plan. An estimate of the costs for the Platform, together with the expected delivery and payment dates, is attached as Appendix D(1). A budget for such expense shall be proposed by SGX and approved by the JSC as part of the Technology Installation Plan, based on the estimate in Exhibit D(1), provided however, during the three (3) months following the Effective Date, SGX will make reasonable efforts to obtain detailed quotations from Third Party vendors of Platform components and will update the estimate accordingly. SGX shall not exceed the agreed upon budget without the further approval of the JSC. SGX will update the estimate on at least a quarterly basis during the period during which the Platform is being procured. Within thirty (30) days after the Effective Date and on a quarterly basis thereafter, Lilly will pay SGX the amount estimated to be due Third Parties during the following quarter. In the event of any overpayment in any quarter, SGX will credit such overpayment towards the next quarterly payment due from Lilly under this Section 4.3(a). In the event that Lilly has paid more than SGX has spent after the final quarter of payments, SGX agrees to refund such overpayment within forty-five (45) days of the end of the quarter.

            (b) Lilly San Diego Facility. Lilly will be responsible, at Lilly's expense for (i) obtaining the necessary lease to the Lilly San Diego Facility and making payments thereunder and (ii) obtaining and installing the IT Infrastructure. SGX will be responsible for supervising the tenant improvements to the Lilly San Diego Facility and Lilly will be responsible for the costs of such tenant improvements; which shall be paid directly by Lilly to the appointed architect and general contractor.

            (c) Installation. Lilly will pay SGX [...***...] US dollars ($[...***...]) within thirty (30) DayS of receipt of written notification that the Technology Installation Plan has been approved. Such payment will cover (i) installing the Platform and Licensed Technology at the Lilly San Diego Facility,
(ii) uninstallation of the Platform and Licensed Technology at the Lilly San Diego Facility and reinstallation of the Platform and the Licensed Technology at the Lilly Indianapolis Facility if completed prior to the third anniversary of the Effective Date, and (iii) project management of the procurement of the Lilly San Diego Facility (including without limitation, designing and supervising tenant improvements). Lilly shall pay separately the reasonable costs of Relocation of the Platform and Licensed Technology from San Diego to Indianapolis as further described in Section 3.2(b). In the event that Lilly decides to install the Licensed Technology and Platform at the Lilly Indianapolis Facility under Section 3.2(b) and such installation is completed after the third anniversary of the Effective Date, Lilly will pay SGX [...***...] US dollars ($[...***...]) within thirty (30) days of completion of such installation. Such payment will cover uninstallation of the Licensed Technology at the Lilly San Diego Facility and reinstallation of the Licensed Technology at the Lilly

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Indianapolis Facility and support for such Licensed Technology in accordance with Section 3.4(b).

5.    LICENSES

      5.1 Licenses to Lilly. Subject to the terms and conditions of this Agreement, SGX hereby grants to Lilly, the following licenses:

            (a) [...***...],[...***...],[...***...],[...***...],[...***...]
license under SGX's interest in Collaboration technology relating to Collaboration Targets, to use and modify such Collaboration Technology [...***...]; and

            (b) [...***...],[...***...],[...***...],[...***...],[...***...]
under SGX's interest in Licensed Technology, to (i) use and duplicate the Licensed Technology solely for Lilly's [...***...]; and (ii) to make derivative works of the SGX Bioinformatics Technology, solely as necessary for [...***...] the SGX Bioinformatics Technology with software of Lilly, provided however, Lilly will not have the right to distribute such derivative works to Third Parties and Lilly will only have the right to copy and distribute source code within Lilly to the extent necessary to [...***...] the SGX Bioinformatics Technology with software of Lilly.

      5.2 License Restrictions. Lilly shall not: (i) use, copy, modify or distribute the Licensed Technology directly or indirectly, except as expressly permitted under this Agreement; (iii) use the Licensed Technology for any purpose for the benefit of any Third Party, provided however, this restriction shall not prevent Lilly from doing internal research and development (on its own behalf or on behalf of its collaborators), manufacturing or distributing any compounds or other products developed using the Licensed Technology.

      5.3 License to SGX. Lilly hereby grants to SGX [...***...], [...***...], [...***...], [...***...], [...***...] license under Lilly's interest in Lilly
Improvements, to (i) use and duplicate the Lilly Improvements solely for SGX's [...***...] (on its own behalf or on behalf of its collaborators); and (ii) to make derivative works of any software within the Lilly Improvements, solely for the purpose of [...***...] such Lilly Improvements with SGX Process Technology, provided however, SGX will not have the right to use any source code of such software to prepare such derivative works. SGX will not decompile, disassemble, or otherwise reverse engineer software within the Lilly Improvements.

      5.4 Cross Licenses. Each Party hereby grants to the other, [...***...], [...***...],[...***...] license to use and practice Lilly Background Technology and SGX Background Technology, solely to conduct the Research Collaboration.

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      5.5 Non-Use and Retained Rights.

            (a) Non-Use. On a Collaboration Target by Collaboration Target basis, SGX shall not use or practice, nor shall permit its Affiliates, or sublicensees to use or practice, Collaboration Technology relating to such Collaboration Target for any purpose other than the conduct of the Research Collaboration or filing or prosecuting patent applications as permitted under
Section 6.2(b), for a period of [...***...] ([...***...]) months following the delivery of the first Target Structure for each such Collaboration Target to Lilly; provided however the provisions of this Section 5.5(a) shall not apply to a Collaboration Target if either (i) no Target Structure is obtained for such Collaboration Target by the end of the Term of the Research Collaboration; or
(ii) the JSC designates a Collaboration Target as an Eliminated Target in accordance with Section 2.9. In the event that Crystallizable Protein is included in the Research Collaboration in accordance with Section 2.6(a) and the gene or expression constructs for such Crystallizable Protein are not publicly known, the provisions of this Section 5.5(a) will apply to Collaboration Technology relating to such Crystallizable Protein and the [...***...] ([...***...]) month period described above, will commence upon delivery by Lilly to SGX of the expression construcTS for such Crystallizable Protein. Notwithstanding anything to the contrary in this Agreement, this Section 5.5(a) shall not apply to the Collaboration Target: [...***...].

            (b) Retained Rights. Subject to Section 5.5(a) with regards to Collaboration Technology, SGX retains the right to use and exploit in any way, Collaboration Technology, SGX Background Technology, SGX Process Technology, SGX Improvements, Other Inventions, SGX Research Stage Technology and SGX New Developments.

      5.6 Third Party Licenses. In the event that Lilly, in consultation with the JSC, determines that it may be necessary to acquire a license from any Third Party specifically for the conduct of the Research Collaboration, the Parties shall discuss which Party shall acquire such license provided however, that the [...***...] shall be at [...***...] sole expense.

      5.7 Mutual Covenants Not to Sue. In the event that during the term of this Agreement, either Party (the "Developing Party") develops technology such that, without granting the other Party (the "Other Party") a license to such technology, the use by the Other Party of Licensed Technology would infringe the intellectual property rights of the Developing Party, the Developing Party agrees not to assert such intellectual property rights against the Other Party in any legal proceedings or otherwise.

6.    INTELLECTUAL PROPERTY

      6.1 Ownership of Technology.

            (a) Ownership by SGX. Title to all SGX Process Technology, SGX Background Technology, SGX Improvements, SGX Research Stage Technology, Other

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Inventions, SGX New Developments and Collaboration Technology shall be owned by
SGX. Lilly hereby assigns to SGX and its successors and assigns all of Lilly's rights, title, and interest in and to Collaboration Technology and Other Inventions. Lilly will execute in a reasonably timely manner such documents as SGX may request to document and perfect the assignment to SGX of any and all rights in Collaboration Technology and Other Inventions. If the foregoing assignment would be void or impermissible in a given country, then Lilly automatically shall be deemed to have granted to SGX the perpetual, irrevocable, fully paid-up, freely sublicensable license to use and practice such Collaboration Technology and Other Inventions in such country for any and all purposes consistent with this Agreement, which license shall be co-exclusive with SGX to the maximum extent permitted in such country, and which license shall survive any expiration or termination of this Agreement.

            (b) Ownership by Lilly. Title to all Lilly Background Technology, Lilly Improvements and Lilly New Developments shall be owned solely by Lilly.

            (c) Law. Inventorship of inventions and, subject to the terms of this Agreement, ownership rights with respect thereto, shall be determined in accordance with the patent laws of the United States.

      6.2 Patent Prosecution.

            (a) Prosecution by SGX or Lilly. SGX shall be responsible, at its sole discretion and expense, for the preparation, filing, prosecution and maintenance of the patent applications and patents within Patent Rights within SGX Background Technology, SGX Process Technology, SGX Improvements, SGX Research Stage Technology and SGX New Developments, in countries selected by SGX, and for conducting any interferences, reexaminations, reissues, oppositions, or request for patent term extension relating thereto. Lilly shall be responsible, at its sole discretion and expense, for the preparation, filing, prosecution and maintenance of the patent applications and patents within Patent Rights within Lilly Background Technology, Lilly Improvements and Lilly New Developments, in countries selected by Lilly, and for conducting any interferences, reexaminations, reissues, oppositions, or request for patent term extension relating thereto.

            (b) Collaboration Technology. Lilly shall have the first right, at its expense and sole discretion, for the preparation, filing, prosecution and maintenance of the patent applications and patents claiming Collaboration Technology. On a Collaboration Target by Collaboration Target basis, in the event that Lilly elects not to file a patent application covering a Target Structure within twelve (12) months of delivery of such Target Structure to Lilly, SGX shall have the right to file, prosecute and maintain such patent applications. Furthermore, in the event that Lilly elects not to pursue prosecution or maintenance of any patent applications or patents claiming Collaboration Technology, Lilly shall give SGX not less than sixty (60) days notice before any relevant deadline or any permitted public disclosure, and SGX shall have the right to pursue, at its sole discretion and expense, prosecution and maintenance of such patent applications or patents. The Party responsible for prosecution and maintenance

(the "Responsible Party), shall keep the other Party (the "Non-Responsible Party") fully informed as to the status of such patent matters, including, without limitation, by providing the Non-Responsible Party the opportunity, at the Non-Responsible Party's expense, to review and comment on any documents relating to such patent applications and patents which will be filed in any patent office at least thirty (30) days before such filing, and promptly providing the Non-Responsible Party with copies of any documents relating to such patent applications and patents which the Responsible Party receives from such patent offices, including notice of all interferences, reissues, reexaminations, oppositions or requests for patent term extensions. At the Responsible Party's request and expense, the Non-Responsible Party will reasonably cooperate and assist the Responsible Party in the preparation, filing and prosecution of patent applications claiming Collaboration Technology and in the event of an interference, reissue, reexamination, opposition or request for patent term extension.

      6.3 Patent Enforcement. In the event either Party becomes aware of any interference, opposition, or request for reexamination, or similar proceedings, involving a patent application or patent filed in accordance with Section 6.2(a) or 6.2(b), it shall promptly notify the other Party hereto, and the Parties shall agree on the steps which shall be taken to protect the pertinent patent. In the event either Party becomes aware of any possible infringement of a patent filed in accordance with Section 6.2(a) or 6.2(b) or misappropriation of an invention within the Collaboration, it shall promptly notify the other Party hereto, providing a written description of the potentially infringing or misappropriation activities. SGX shall have the right, but not the obligation to institute, prosecute and control any action or proceeding with respect to infringement of patents within SGX Background Technology, SGX Process Technology, SGX Improvements, SGX Research Stage Technology, SGX New Developments, and Other Inventions. Lilly shall have the right, but not the obligation, to institute, prosecute and control any action or proceeding with respect to infringement of patents within Lilly Background Technology, Lilly Improvements, Lilly New Developments and Collaboration Technology. If a Party given the right to enforce a patent pursuant to this Section fails to bring an action or proceeding, or take other actions (e.g., commence settlement discussions) against a suspected infringer within a period of ninety (90) days after having notice of such infringement, the other Party shall have the right to bring and control an action against such infringer by counsel of its own choice, and the non-enforcing Party shall have the right to be represented in any such action by counsel of its own choice at its own expense. The Party controlling an action involving any infringement of a patent under this Section shall consider in good faith the interests of the other Party in so doing, and shall not settle or consent to an adverse judgment in any such action which would have a material adverse effect on the rights or interests of the other Party without the prior express written consent of such other Party. If one Party brings any such action or proceeding, the other Party agrees to be joined as a Party plaintiff if necessary to prosecute the action and to give the first Party reasonable assistance and authority to file and prosecute the suit. In each case relating to infringement of a patent under this Section, each Party shall bear the costs of its enforcement of such rights discussed in this section and retain for its own account any amounts received from Third Parties.

      6.4 Notification of Potential Infringement. In the event that any Party becomes aware of any claim that the practice of Licensed Technology infringes the intellectual property rights of any Third Party, such Party will promptly notify the other Party.

7.    CONFIDENTIALITY AND PUBLICITY

      7.1 Confidential Information. Except as expressly provided herein, the Parties agree that, for the term of this Agreement and for five (5) years thereafter, the receiving Party, or any Affiliate thereof, shall not publish or otherwise disclose to Third Parties (other than consultants and agents of a Party engaged in the Collaboration) and shall not use for any purpose, except as expressly permitted herein any information or material furnished to it by the other Party hereto pursuant to this Agreement ("Confidential Information"). Notwithstanding the foregoing, it is understood and agreed that Confidential Information shall not include information or material that, in each case as demonstrated by written documentation:

            (a) was already known to the receiving Party, or an Affiliate thereof, other than under an obligation of confidentiality, at the time of disclosure;

            (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

            (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party, or an Affiliate thereof, in breach of this Agreement; or (d) was subsequently lawfully disclosed to the receiving Party, or an Affiliate thereof, by a person other than a Party hereto or independently developed by the receiving Party or an Affiliate thereof without reference to any Confidential Information disclosed by the disclosing Party.

      7.2 Permitted Disclosures. Notwithstanding the provisions of Section 7.1 above, each Party hereto may disclose the other's Confidential Information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations, or submitting information to tax or other governmental authorities, provided that if a Party is required to make any such disclosure of another Party hereto's Confidential Information, to the extent it may legally do so, it will give reasonable advance written notice to the other Party of such disclosure so that the other Party may attempt to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise).

         7.3 Publication. Any public disclosure (oral, written or graphic) by either Party describing the scientific results of the Research Collaboration will require prior review and written approval of the other Party at least thirty (30) days prior to its submission for publication or other public disclosure. If the reviewing Party so requests, the proposed public disclosure will be delayed for forty-five (45) days from the date of each request for the filing of patent application(s) related to the proposed public disclosure.

      7.4 Publicity. The Parties agree to make a mutually agreed press release regarding this Agreement promptly following the Effective Date. Neither Party may make any public announcements relating to this Agreement without the other Party's prior written consent, which consent will not be unreasonably withheld, or delayed for a period of more than thirty (30) days after request for consent is sought. Except as expressly provided in this Agreement, each Party agrees not to disclose any terms of this Agreement to any Third Party without the prior written consent of the other Party; provided however, that disclosures may be made as required by securities or other applicable laws, or to actual or prospective investors, or to a Party's professional advisors

      7.5 [...***...]. During the Term of the Technology Collaboration, [...***...] with any [...***...] for purposes of [...***...] such [...***...].
[...***...] an [...***...] for the purpose of [...***...]: (i) [...***...];
or (ii) as a result of [...***...] (such as an [...***...]) not specifically directed [...***...].

8.    INDEMNIFICATION

      8.1 Indemnification of SGX. Lilly shall indemnify, defend, and hold harmless SGX, the directors, officers, and employees of SGX and the successors and assigns of any of the foregoing (the "SGX Indemnitee(s)") from and against all claims, losses, costs, and liabilities (including, without limitation, payment of reasonable attorneys' fees and other expenses of litigation), and shall pay any damages (including settlement amounts) finally awarded, with respect to any claim, suit or proceeding (any of the foregoing, a "Claim") brought by Third Party against a SGX Indemnitee, arising out of or relating to:
(a) the exercise by Lilly of the rights granted Lilly under Sections 5.1 and 5.4 of this Agreement including activities of its employees at the Lilly San Diego Facility; (b) a material breach by Lilly of its obligations under this Agreement; (c) a breach of Lilly's representations and warranties under Section 9; (d) any products developed, manufactured, used, sold or otherwise distributed by or on behalf of Lilly or its Affiliates pursuant to Article 5, (including without limitation, product liability claims); (e) the gross negligence or willful misconduct of Lilly; (f) the use, handling, transfer or storage of the SGX Materials received from SGX hereunder; (g) a claim that the use by SGX or by Lilly of a Collaboration Target, DNA coding for a Collaboration Target, Crystallizable Protein, Target Structures, Lilly Materials, Reference Compounds or Lilly Compounds, infringes the intellectual property rights of a Third Party; or (h) use of the Lilly Facilities by SGX employees or consultants as contemplated under this Agreement except, in each case, to the extent caused by the gross negligence or willful misconduct of a SGX Indemnitee.

                            Page 24 of 68    ***CONFIDENTIAL TREATMENT REQUESTED

      8.2 Indemnification of Lilly.

            (a) SGX shall indemnify, defend and hold harmless Lilly, the directors, officers, and employees of Lilly, and the licensors, successors and assigns of any of the foregoing (the "Lilly Indemnitee(s)") from and against all Claims brought by Third Party against a Lilly Indemnitee, arising out of or relating to: (a) the performance by SGX of the Research Collaboration, except to the extent such Claim arises out of or relates to a claim the use by SGX of a Collaboration Target, DNA coding for a Collaboration Target, Crystallizable Protein, Lilly Materials, Reference Compounds, or Lilly Compounds, infringes the intellectual property rights of a Third Party; (b) the exercise by SGX of the rights granted SGX under this Agreement, including the activities of its employees at the Indianapolis and San Diego Facilities; (c) a material breach by SGX of its obligations under this Agreement; (d) a breach of SGX's representations and warranties under Section 9; (e) the handling, transfer or storage of Lilly Materials; (f) the negligence or willful misconduct of SGX; except, in each case, to the extent due to the gross negligence or willful misconduct of a Lilly Indemnitee.

            (b) SGX shall indemnify, defend and hold harmless the Lilly Indemnitees from and against all Claims brought by a Third Party against a Lilly Indemnitee claiming that the Licensed Technology (other than SGX Research Stage Technology) when used by Lilly as authorized in this Agreement, infringes the intellectual property rights of a Third Party; provided that SGX shall have no liability or obligation with respect to actual or alleged infringements to the extent resulting from (i) the use of the Licensed Technology other than with the Platform, (ii) modifications to the Licensed Technology or the Platform made by Lilly or (iii) a failure by Lilly to obtain Third Party Technology licenses or other Third Party licenses which SGX has indicated to Lilly in writing are necessary in order to practice the Licensed Technology. THE FOREGOING STATES SGX'S ENTIRE LIABILITY AND OBLIGATION (EXPRESS, STATUTORY, IMPLIED, OR OTHERWISE) WITH RESPECT TO INTELLECTUAL PROPERTY INFRINGEMENT OR CLAIMS THEREFOR.

      8.3 Indemnification Procedures. An Indemnitee that intends to claim indemnification under this Article 8 shall promptly notify the other Party (the "Indemnitor") in writing of any claim in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have sole control of the defense and/or settlement thereof, provided that the indemnified Party may participate in any such proceeding with counsel of its choice at its own expense. The indemnity agreement in this Article 8 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 8 but the omission so to deliver written notice to the Indemnitor shall not relieve the Indemnitor of any liability that it may have to any Indemnitee other than under this Article 8. The Indemnitee under this Article 8, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives and provide full information in the investigation of any Claim covered by this indemnification. Neither

Party shall be liable for any costs or expenses incurred by the other Party without its prior written authorization.

9.    REPRESENTATIONS AND WARRANTIES

      9.1 Each Party. Each Party represents and warrants to the other (i) that it has the legal power, authority and right to enter into this Agreement and to perform its respective obligations under this Agreement; (ii) that it is not a Party to any agreement or arrangement with any Third Party or under any obligation or restriction which in any way limits or conflicts with its ability to fulfill any of its obligations under this Agreement, (including without limitation, the licenses granted in Article 5), and shall not enter into any such agreement or arrangement during the term of this Agreement; (iii) each employee or person engaged in the Collaboration on behalf of Lilly or SGX has entered into a written agreement which provides for the assignment to Lilly or SGX, respectively, of all inventions and discoveries made by such employee or person during the course of his or her employment or engagement with Lilly or SGX.

      9.2 Intellectual Property. SGX represents and warrants to Lilly that as of the Effective Date it is not aware of any claim made against it asserting the invalidity, misuse, unenforceability or non-infringement of the SGX Process Technology or challenging its right to use or ownership of the SGX Process Technology.

      9.3 Disclaimer. SGX and Lilly specifically disclaim any guarantee that the Research Collaboration or Technology Collaboration will be successful, in whole or in part. Nothing in this Agreement shall be construed as a representation made or warranty given by any Party that the Licensed Technology will be operated without interruption or will be error-free. In addition, the Parties acknowledge that notwithstanding any other provision in this Agreement, the SGX Research Stage Technology, is licensed AS IS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, LILLY AND SGX MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE SGX BACKGROUND TECHNOLOGY, LILLY BACKGROUND TECHNOLOGY, LICENSED TECHNOLOGY OR COLLABORATION TECHNOLOGY OF EACH PARTY, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY OR OTHER RIGHTS OF ANY THIRD PARTY.

      9.4 Limitation of Liability. SGX'S AGGREGATE LIABILITY UNDER SECTION 8.2(b) SHALL BE LIMITED TO [...***...] DOLLARS ($[...***...]). IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR COSTS OF SUBSTITUTE GOODS OR SERVICES, SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES (INCLUDING WITHOUT LIMITATION LOSS OF PROFIT) WHETHER OR NOT THE OTHER PARTY HAS BEEN

                            Page 26 of 68    ***CONFIDENTIAL TREATMENT REQUESTED

ADVISED OF THE POSSIBILITY OF SUCH LOSS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING OUT OF THIS AGREEMENT, PROVIDED HOWEVER, THE PROVISIONS OF THIS SECTION WILL NOT APPLY TO BREACHES OF CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

10.   TERM AND TERMINATION

      10.1 Term of the Agreement. The term of this Agreement shall commence on the Effective Date and unless terminated earlier, will terminate upon the later of (i) fifteen (15) years from the Effective Date or (ii) expiration of the last to expire patent within the Patent Rights that cover Collaboration Technology or Licensed Technology.

      10.2 Termination for Cause. Upon any material breach of this Agreement by either Lilly or SGX (in such capacity the "Breaching Party"), the other Party (in such capacity the "Non-Breaching Party") may terminate this Agreement by ninety (90) days' written notice to the Breaching Party, specifying the material breach. The termination becomes effective at the end of such ninety (90) day period unless (i) the Breaching Party cures such breach during such ninety (90) day period, or (ii) if such breach is not susceptible to cure within such ninety
(90) day period, the Breaching Party is diligently pursuing a cure (unless such breach, by its nature is incurable, in which case this Agreement may be terminated immediately). The Parties will use reasonable efforts to work together to cure any breach.

      10.3 Rights upon Termination for Material Breach. If the Non-Breaching Party terminates this Agreement pursuant to Section 10.2:

            (a) in the event that the Breaching Party is SGX:

                  (i) the licenses granted Lilly under Section 5.1 will continue with respect to Collaboration Technology developed and Licensed Technology installed at the Lilly San Diego Facility or Lilly Indianapolis Facility, prior to the effective Date of termination, subject to the payment by Lilly of all amounts earned by SGX under Article 4 prior to the effective date of termination; and

                  (ii) SGX will have no obligation to provide training, support or maintenance under Section 3.4, for Licensed Technology installed at a Lilly Facility prior to the date of termination;

            (b) in the event the Breaching Party is Lilly:

                  (i) the licenses granted Lilly under Section 5.1 will terminate concurrently.

                  (ii) the licenses granted SGX under Section 5.3 will continue; and

                  (iii) SGX will have no obligation to provide training, support or maintenance under Section 3.4 for Licensed Technology installed at a Lilly Facility prior to the date of termination.

      10.4 Termination Because of Loss of Key Personnel. Lilly may terminate the Research Collaboration upon thirty (30) days written notice if [...***...] leaves SGX as an employee and does not continue to constitute at least [...***...] of an FTE devoted to the Research Program, and SGX, after reasonable opportunity, has not been able to replace [...***...] with a replacement that meets the reasonable satisfaction of Lilly.

      10.5 Termination Because of Change of Control. If SGX becomes subject to a Change of Control, Lilly may terminate the Research Collaboration upon thirty
(30) days prior written notice only if the acquiring party is one of the top [...***...] ([...***...]) pharmaceutical companies ranked in order of worldwide sales, as published by Scrip in its then most recent ranking prior to the date of the Change of Control, or the acquiring party does not agree to assume all obligations of SGX under this Agreement. For purposes of this Section, "Change of Control" means a transaction (other than an equity financing) under which the shareholders of SGX just prior to the transaction, own less than 50% of the voting power able to vote for directors and other matters of SGX after the transaction.

      10.6 Effects of Termination of the Research Collaboration. In the event of termination of the Research Collaboration under Section 10.4 or 10.5, (i) SGX will have no further obligation to conduct the Research Collaboration, (ii) Lilly will pay SGX a prorated amount under Sections 4.1(b) and (c) proportionate with the amount of FTEs used by SGX prior to the effective date of termination;
(iii) SGX will have no further obligation to conduct the Phase IB(ii) Acceptance Criteria experiments, provided however, SGX will continue to conduct the Phase IB(i) Acceptance Criteria experiments if not already completed, and if SGX achieves the Phase IB(i) Acceptance Criteria, Lilly will pay SGX the fee under
Section 4.2(c); (iv) the licenses granted Lilly under Section 5.1 and SGX under
Section 5.3 will continue and (v) the payment obligations of Lilly under Section
4.2 (subject to (iii) above), and 4.3 will continue.

      10.7 Effect of Termination.

            (a) Accrued Rights and Obligations. Termination of this Agreement for any reason shall not release any Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

            (b) Return of Confidential Information. Upon any termination of this Agreement, SGX and Lilly shall promptly return to the other Party or destroy all Confidential Information received from the other Party, except to the extent required to

                            Page 28 of 68    ***CONFIDENTIAL TREATMENT REQUESTED
exercise any continuing rights of such Party (and in any event, except one copy of which may be retained solely for archival purposes).

            (c) Cross License. In the event of termination of this Agreement by either Party pursuant to this Article 10, the licenses granted to SGX and Lilly in Section 5.2 shall terminate concurrently.

            (d) Survival. The provisions of Articles 6, 7, 8, 9 and 11 shall survive the expiration or termination of this Agreement for any reason.

      10.8 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by SGX and Lilly are, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101 of the United States Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, will retain and may fully exercise all of their rights and elections under the United States Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the United States Bankruptcy Code, the Party hereto that is not a Party to such proceeding will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party's possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party's written request therefor, unless the Party subject to such proceeding continues to perform all of its obligations under this Agreement or
(b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

11    MISCELLANEOUS

      11.1 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the Parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without reference to rules of conflicts or choice of laws.

      11.2 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be sent by prepaid registered or certified mail, return receipt requested, internationally recognized courier or personal delivery, or by fax with confirming letter mailed under the conditions described above in each case addressed to the other Party at the address shown below or at such other address for which such Party gives notice hereunder. Such notice shall be deemed to have been given when delivered:

      If to SGX:    Structural GenomiX, Inc.
                    10505 Roselle Street,
                    San Diego, CA  92121
                    Attn:  Chief Executive Officer
                    Copy to:  Corporate Counsel

      If to Lilly:  Eli Lilly and Company
                    Lilly Corporate Center
                    Indianapolis, IN 46285
                    Attention:  General Counsel
                    Fax No.: (317) 277-1917
      Copy to:      Office of Alliance Management
                    Fax No.:  (317) 433-5900

      11.3 Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting Party if the failure is occasioned by war, strike, acts of terrorism, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers (including, without limitation, energy suppliers), or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming Party and the nonperforming Party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.

      11.4 No Implied Rights. Only the rights granted pursuant to the express terms of this Agreement shall be of any legal force or effect. No other rights shall be created by implication, estoppel or otherwise.

      11.5 Assignment. This Agreement shall not be assignable by either Party to any Third Party hereto without the written consent of the other Party hereto, except either Party may assign this Agreement, without such consent, to (i) an Affiliate or (ii) an entity that acquires all or substantially all of the business or assets of such Party to which this Agreement pertains, whether by merger, reorganization, acquisition, sale, or otherwise. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment or transfer in violation of this Section shall be void.

      11.6 Partial Invalidity. If any provision of this Agreement is held to be invalid by a court of competent jurisdiction, then the remaining provisions shall remain, nevertheless, in full force and effect. The Parties agree to renegotiate in good faith any provision held invalid and to be bound by the mutually agreed substitute provision in order to give the most approximate effect originally intended by the Parties

      11.7 Independent Contractors. The relationship of Lilly and SGX established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either Party the power to direct or control the day-to-day activities of the other, (ii) constitute the Parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow a

Party to create or assume any obligation on behalf of the other Party for any purpose whatsoever.

      11.8 No Waiver. No waiver of any term or condition of this Agreement shall be valid or binding on either Party unless agreed in writing by the Party to be charged. The failure of either Party to enforce at any time any of the provisions of the Agreement, or the failure to require at any time performance by the other Party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the validity of either Party to enforce each and every such provision thereafter.

      11.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

      11.10 Entire Agreement; Amendment. This Agreement, including the Exhibits attached hereto, constitutes the entire agreement of the Parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous understandings or agreements, whether written or oral, between Lilly and SGX with respect to such subject matter. No amendment or modification hereof shall be valid or binding upon the Parties unless made in writing and signed by the duly authorized representatives of both Parties.

      IN WITNESS WHEREOF, the undersigned are duly authorized to execute this Agreement on behalf of Lilly and SGX as applicable.

ELI LILLY AND COMPANY                    STRUCTURAL GENOMIX, INC.

By: /s/ August M. Watanabe, M.D.         By: /s/ Dr. Tim Harris
    -----------------------------            ---------------------------

Name: August M. Watanabe, M.D.           Name: Dr. Tim Harris

Title: Executive Vice President          Title: President & CEO
       Science & Technology

                                    EXHIBIT A

                              COLLABORATION TARGETS

Group 1 [...***...]

Group 2 [...***...]

Group 3 [...***...]

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

                                    EXHIBIT B

                                  RESEARCH PLAN

OVERVIEW

SGX and Lilly will carry out the Research Collaboration to [...***...] for Collaboration Targets either in [...***...], or [...***...] with [...***...] or [...***...], over a [...***...] period.

TARGETS

Year [...***...] Collaboration Targets are as follows:

      [...***...]
      [...***...]
      [...***...]

EXPERIMENTAL STRATEGY

[...***...]

Collaboration Targets will be assigned to [...***...] of [...***...] of [...***...] and [...***...] based on the following criteria. Expected percentage success rates for determining Target Structures for each level are given in parentheses.

      [...***...], predicted to be [...***...] in [...***...] ([...***...]%) or
      [...***...] available in the [...***...] and [...***...] is clear.
      [...***...] in [...***...] and/or [...***...] to be [...***...]
      [...***...] to [...***...]
      [...***...] likely to be required ([...***...] to [...***...])

During the first [...***...] to [...***...] of the Research Collaboration, [...***...] studies on [...***...] and [...***...] will be performed on each Collaboration Target and, based on the outcome of these studies, Collaboration Targets may be [...***...] to [...***...] The [...***...] will provide guidance on the amount of effort to devote to Collaboration Targets [...***...] to [...***...]

[...***...]                  Page 33 of 68  *** CONFIDENTIAL TREATMENT REQUESTED

As determined by the [...***...], approximately [...***...] Collaboration Targets selected from the initial Target Structures will proceed to [...***...] and [...***...]. At [...***...] request, [...***...] will provide [...***...]
for [...***...] undertaken at [...***...]. For the purpose of resource planning the [...***...] will be categorized according to [...***...] of [...***...] and [...***...]

      [...***...] or [...***...]. Many [...***...] fall into this category.

      [...***...]. Examples include most [...***...], which require [...***...]
      with [...***...] and/or [...***...] and some [...***...], which require
      [...***...]

      [...***...] Requires an initial period of effort to develop a system that can support consistent [...***...] efforts. An example would be [...***...], which would require [...***...] and [...***...] in
      [...***...] and/or [...***...]

[...***...] will provide a total of [...***...] or [...***...] per month for each [...***...] to be [...***...] will be available in amounts of [...***...] for [...***...] and [...***...] for [...***...]

For the purpose of the allocation of resources in the attached spreadsheet, each [...***...] has been resourced for [...***...] following initial Target Structure [...***...]

The [...***...] will be responsible for determining [...***...] and [...***...] the level of [...***...] to be distributed between [...***...] and [...***...]

RESOURCES

A total of [...***...] will be devoted to the first [...***...] of the SGX-Lilly Research Collaboration. The attached spreadsheet (Appendix B) outlines the [...***...] of resource across the [...***...] The [...***...] have been resourced according to the following projected levels

      [...***...]

      [...***...].

      [...***...].

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

The [...***...] will be responsible for determining which Collaboration Targets will be subject to [...***...] at [...***...], whereupon [...***...] will deliver [...***...] to [...***...], and which Collaboration Targets progress to [...***...] at [...***...].

EXPECTED DELIVERABLES

[...***...]

[...***...] are expected in [...***...] based on the initial assessment of level for each Collaboration Target and [...***...] between [...***...] and [...***...] (see accompanying spreadsheet). [...***...] deliverables are projected as a percent of [...***...] or [...***...] entered into [...***...], assuming the Compounds are of the [...***...] and are available in the required amounts:

      [...***...]
      [...***...]

[...***...]

[...***...] for [...***...] at [...***...] for approximately [...***...] in
[...***...] will be provided subsequent to [...***...] the [...***...] at
[...***...]. The deliverable includes [...***...], in amounts to be determined by the [...***...] for each Collaboration Target, and [...***...] for [...***...] the [...***...] to [...***...] in [...***...] with Compounds.

[...***...]

[...***...] for [...***...] of a Target Structure with a [...***...] for which [...***...] will perform the [...***...] will be provided in [...***...]:[...***...] ([...***...]) and [...***...]. [...***...] is defined as
[...***...] and [...***...] that have been processed with [...***...] using [...***...] and [...***...] derived from the [...***...].

[...***...] will be further processed by [...***...] to [...***...],[...***...]
of [...***...] with the [...***...], whether or not [...***...] to a [...***...]
is present. When an experimentally significant [...***...] is present the Complex Data will be sent to [...***...] for [...***...].

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

                                   APPENDIX B

                                  [...***...]

[...***...]

                             Page 36 of 68  *** CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT C

                          TECHNOLOGY INSTALLATION PLAN

This Outline Technology Installation Plan will form the basis of a definitive Technology Installation Plan to be completed within [...***...] of the collaboration Effective Date. This Plan outlines the various modules of the Platform and SGX [...***...], and the proposed timelines for [...***...], [...***...], and [...***...] at both the Lilly San Diego Facility and the Lilly Indianapolis Facility.

[...***...]

This document describes, in outline terms, the plan for [...***...] and [...***...] of a [...***...] for Lilly by SGX. Figure 1 provides an overview of the [...***...] to be developed by [...***...]. The Process Technology and underlying Platform will transferred to [...***...] in [...***...]. The [...***...] will be [...***...] and [...***...] in modules, [...***...] the
Lilly San Diego Facility, and [...***...] at the Lilly Indianapolis Facility.

While the Lilly San Diego Facility is [...***...], the [...***...] comprising the Platform (Hardware, IT Infrastructure, and 3rd Party Technology) will be [...***...], [...***...], and [...***...] to [...***...]. [...***...] of the
Platform and SGX [...***...] will [...***...].

A comprehensive Technology Installation Plan will be developed by [...***...] following the Effective Date and will be [...***...] in a [...***...]. Specific timelines for each stage of the transfer will take into account the time required to complete the [...***...] in San Diego.

[...***...]

                                                  FIGURE 1.  The SGX
                                                  [...***...] to be [...***...]
                                                  SGX [...***...] that
                                                  integrates the Platform
                                                  components (hardware, IT
                                                  infrastructure and 3rd party
                                                  technology).  The Lilly San
                                                  Diego Facility [...***...].

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[...***...]

The Platform and SGX [...***...] will [...***...] be [...***...] in the Lilly San Diego Facility. The facilitY will [...***...] for the installation. [...***...] will [...***...] the [...***...] and [...***...] to [...***...]. A
separate document will outline the required [...***...].

[...***...] MODULES

For purposes of [...***...] and installation, the Platform and SGX [...***...] have been broken down into [...***...] modules, plus the underlying [...***...] for ease of [...***...] and [...***...]. These modules are:

      [...***...]
      [...***...] to [...***...]
      [...***...] to [...***...]
      [...***...]
      [...***...].

The Hardware and IT Infrastructure components of the Platform supporting each module are outlined in Exhibit D. Third Party Technology is listed in [...***...]. The processes enabled by each of these modules, as well as the [...***...], are described in SGX [...***...], Exhibit F. Each [...***...]
module will be [...***...] and [...***...]. Once all modules are validated the [...***...] will be [...***...] as described in Exhibit G.

[...***...] AND [...***...] STAGES

It is anticipated that transfer and [...***...] of SGX [...***...] and the Platform will occur in [...***...] (see Figure 2).

[...***...] and [...***...] of [...***...].

[...***...] of [...***...].

[...***...] of the [...***...] and the SGX [...***...] at the [...***...].

[...***...] at the [...***...] ([...***...]).

[...***...] at the [...***...] ([...***...]).

[...***...] to [...***...].

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[...***...] at the [...***...].

[...***...] at the [...***...] ([...***...]).

Between [...***...] and [...***...] ([...***...] at the [...***...] and the
[...***...] to the [...***...]), there will a period of [...***...] in
[...***...].

[...***...]

The Lilly San Diego Facility will need to be [...***...] prior to the [...***...] the [...***...]. It is anticipated that this [...***...] will take [...***...]. During this period [...***...],[...***...] and [...***...] of
[...***...], will occur. As shown below, [...***...] activities will include the [...***...] of the [...***...], the [...***...] of the [...***...], the
[...***...] of the SGX [...***...] ([...***...]) and [...***...] modules.

It is anticipated that [...***...] will [...***...] the [...***...] of the
[...***...].

It is anticipated that [...***...] will [...***...] on or about the [...***...] of the [...***...].


[...***...]

FIGURE 2: [...***...]

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[...***...]

During the period of time in which the [...***...] is located in the Lilly San Diego Facility, the Lilly San Diego Facility will have access to:

[...***...]of the [...***...].

[...***...] of the [...***...], as agreed by [...***...], and [...***...]
([...***...]).

OTHER SGX FACILITY USE

Lilly and SGX agree that Lilly may require access to certain SGX facilities (i.e., [...***...]) to support work at the Lilly San Diego Facility. The details of such access will be part of a seprate facilities use agreement, to be agreed upon by Lilly and SGX.

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EXHIBIT D

                                    PLATFORM

    D 1: LABORATORY EQUIPMENT (costs and timelines see attached Appendix D1)

     QUANTITY                               ITEM DESCRIPTION

ROBOTICS EQUIPMENT

[...***...] TO [...***...] MODULE

        2      [...***...]
        1      [...***...]
        1      [...***...]
        1      [...***...]
        1      [...***...]
        1      [...***...]
        1      [...***...]
        3      [...***...]
        3      [...***...]
        3      [...***...]
        3      [...***...]
        2      [...***...]
        1      [...***...]
        1      [...***...]

[...***...] TO [...***...] MODULE

        1      [...***...]
        1      [...***...]
        2      [...***...]
        2      [...***...]
        1      [...***...]
        1      [...***...]

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       QUANTITY                              ITEM DESCRIPTION

ANCILLARY LAB EQUIPMENT

[...***...] AND [...***...] (SOME ITEMS TO BE SHARED)

       1        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
       2        [...***...]
       1        [...***...]
       1        [...***...]
       4        [...***...]
       4        [...***...]
       2        [...***...]
       3        [...***...]
       2        [...***...]
       1        [...***...]
      10        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
      24        [...***...]
       1        [...***...]
       1        [...***...]
       6        [...***...]
       4        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]

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      QUANTITY                              ITEM DESCRIPTION

[...***...] AND [...***...] (CONTINUED)

      1         [...***...]
      2         [...***...]
      1         [...***...]
      2         [...***...]
      3         [...***...]
      2         [...***...]
      4         [...***...]
      3         [...***...]

[...***...]

       1        [...***...]
       1        [...***...]
       1        [...***...]
       5        [...***...]
       1        [...***...]
      15        [...***...]
       2        [...***...]
       4        [...***...]
       1        [...***...]
       5        [...***...]

[...***...] AND [...***...]

       2        [...***...]
       2        [...***...]
       5        [...***...]
      12        [...***...]
       3        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
       3        [...***...]

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      QUANTITY                              ITEM DESCRIPTION

[...***...] AND [...***...] (CONTINUED)

       1        [...***...]
       1        [...***...]
       1        [...***...]
       1        [...***...]
       2        [...***...]
       1        [...***...]
       4        [...***...]
      30        [...***...]
       2        [...***...]
       2        [...***...]

GENERAL

      1         [...***...]
      3         [...***...]
      2         [...***...]

                             D 2: IT INFRASTRUCTURE

      QUANTITY                             ITEM DESCRIPTION

[...***...] & [...***...]

      2         [...***...]
      2         [...***...]
      4         [...***...]
      4         [...***...]

FACILITY INFRASTRUCTURE

      1         [...***...]
      2         [...***...]
      1         [...***...]
      1         [...***...]
      1         [...***...]

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       QUANTITY                             ITEM DESCRIPTION

TELECOM & RELATED

      1         [...***...]
      1         [...***...]

SERVERS AND RELATED ITEMS

      1         [...***...]
      4         [...***...]
      1         [...***...]
      1         [...***...]
      1         [...***...]
      1         [...***...]
      1         [...***...]
      1         [...***...]
      1         [...***...]

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                                  APPENDIX D-1

                   ESTIMATED TIMING OF LAB EQUIPMENT PURCHASES

[...***...]

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                             APPENDIX D1 (CONTINUED)

[...***...]

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                             APPENDIX D1 (CONTINUED)

[...***...]

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                                  APPENDIX D-2
                      EQUIPMENT TO BE ORDERED BY SGX PRIOR
                               TO APPROVAL OF THE
                          TECHNOLOGY INSTALLATION PLAN

   ITEM                     VENDOR
   ----                     ------
[...***...]               [...***...]
[...***...]               [...***...]

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                                    EXHIBIT E

                             THIRD PARTY TECHNOLOGY

 VENDOR/INSTITUTION                                     ITEM

SGX [...***...] THIRD PARTY LICENCES

[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]

IT INFRASTRUCTURE THIRD PARTY LICENCES

[...***...]           [...***...]
[...***...]           [...***...]

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   VENDOR/INSTITUTION                                               ITEM

THIRD PARTY LICENSES TO VECTORS AND EXPRESSION SYSTEMS

[...***...]           [...***...]
[...***...]           [...***...]
[...***...]           [...***...]

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                                    EXHIBIT F
                                 SGX [...***...]

The SGX [...***...] is comprised of [...***...] modules, supported by the [...***...]

      [...***...]
      [...***...] to [...***...]
      [...***...] to [...***...]
      [...***...]
      [...***...].

The [...***...] to [...***...] and [...***...] to [...***...] modules are
[...***...] modules, each of which have (i) [...***...] or [...***...] programs,
(ii) [...***...] for use in conjunction with [...***...] or [...***...], and
(iii) [...***...].

The [...***...] ([...***...] and [...***...]), and [...***...] modules are
[...***...] and [...***...], each of which have (i) [...***...] or [...***...],
(ii) [...***...] and/or [...***...], and (iii) [...***...] (see [...***...]
section for a description of [...***...]).

Each Module and [...***...] will be described in more detail below.

[...***...] MODULE

This module enables the user to [...***...] a [...***...] or [...***...] using [...***...] and [...***...] a set of [...***...] for [...***...]. The
[...***...] to prepare these [...***...] using [...***...] are designed using one of several [...***...]. The [...***...] is sent to the [...***...] along with the [...***...] and [...***...] a record for this [...***...] and
[...***...] going forward. [...***...] can be formatted and sent to an external vendor for synthesis using these tools.

The module includes a number of [...***...] and [...***...] and documentation relating to use of the [...***...].

[...***...]:

      [...***...] AND [...***...]: Provides a [...***...] of all of the
      [...***...] that have been [...***...] and/or [...***...] for a
      [...***...]. Included in the [...***...] from [...***...] in the
      [...***...].

      [...***...]: ([...***...]for [...***...])[...***...] that, for a
      [...***...] or group of [...***...] provides [...***...] to [...***...],

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      [...***...], and [...***...]. The [...***...] can select [...***...] with which to [...***...] by simple [...***...] and [...***...] operations on individual [...***...].The [...***...] is automatically generated and [...***...] to [...***...] for [...***...].

      [...***...] of [...***...].[...***...] builds [...***...] and [...***...], predicts [...***...] ([...***...]), searches [...***...] for [...***...]
      to known [...***...], and uses [...***...] to classify [...***...].
      Results can be summarized on a [...***...] and [...***...] to [...***...].

      [...***...] to highlight the [...***...], and [...***...] in a [...***...]
      as defined by [...***...] and [...***...] ([...***...]). It operates as a
      [...***...] or from the [...***...] ([...***...]), and can include
      [...***...], and [...***...] in the output as an option. Output is in [...***...] or [...***...] ([...***...]).

      [...***...] that [...***...] the [...***...] of the [...***...] and
      [...***...] in [...***...] and [...***...] each [...***...] ([...***...]), and [...***...] that form the [...***...] or interact with the [...***...]. It also shows [...***...] and [...***...] from [...***...]
      and can include [...***...].

      [...***...] A [...***...] approach to [...***...] for [...***...] that may improve [...***...] and/or [...***...].[...***...] analyzes [...***...],
      [...***...], or [...***...] and suggests [...***...] based on variations found in [...***...]. The user can provide as much or as little intervention as is deemed necessary.

      [...***...] of [...***...] for [...***...] and [...***...].[...***...] and
      [...***...] that have previously been [...***...], [...***...],
      [...***...] and [...***...] with a related [...***...] ([...***...]), with the actual [...***...], the length of the [...***...] used to obtain the [...***...] and identification of all [...***...] in the [...***...].

[...***...] AND [...***...]:

        - Generating [...***...] from a [...***...].
        - Generating [...***...] from [...***...] for [...***...].
        - Generating [...***...] from a [...***...].
          Generating [...***...] from [...***...] for [...***...].

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      - Uploading of [...***...] material into the [...***...].
      - Updating the [...***...] of [...***...] already completed.
      - Generating [...***...] for a specific [...***...].
      - Use of [...***...] to generate [...***...].
      -
      - [...***...] and [...***...] in the [...***...].

[...***...]:

      [...***...]
            [...***...] and [...***...]
            [...***...]

[...***...] MODULE

This module enables the user to [...***...] for each target from the [...***...] designed in the [...***...] MODULE. Once the [...***...] are prepared, they are [...***...] and [...***...] into one or more of several [...***...] containing [...***...] using [...***...]. These [...***...] are expressed in [...***...], and for each [...***...] are chosen for [...***...]. [...***...] is achieved by [...***...] of [...***...] for each [...***...] for [...***...] of [...***...]
to [...***...] in [...***...] and analyzing the output using [...***...].
[...***...] containing [...***...] that express [...***...] are [...***...] in one of several [...***...] at a scale of [...***...] to [...***...]. The resulting material is [...***...] and passed on for [...***...].

[...***...] is done via [...***...] by passing the [...***...] over [...***...]
and [...***...]. In some cases, [...***...] is also employed. The resulting [...***...] is concentrated to on average [...***...] and passed on for characterization of [...***...], [...***...], and [...***...] using
[...***...].[...***...] state is assessed by [...***...]. [...***...] judged to be [...***...]%[...***...] and [...***...] is passed on for [...***...].

Other methods available within this [...***...] are [...***...] of [...***...], [...***...] of [...***...] using [...***...] combined with [...***...], and
[...***...] of [...***...], [...***...] by [...***...]. Identification of
[...***...] for [...***...] is also available.

(i)   [...***...] PROGRAMS:

      [...***...]:[...***...] and/or [...***...] views of limited [...***...].
      Simultaneously view the effects of [...***...] as a function of [...***...]; also displays the [...***...], existing [...***...]
      boundaries as stored in the [...***...],[...***...], and [...***...].

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(ii)  METHODS AND PROTOCOLS:

      [...***...] AND [...***...]

         -     Calibration Procedure for [...***...]*.

         -     Setup of a [...***...] on a [...***...]*.

         -     Setup of a [...***...] on a [...***...]*.

         -     [...***...] from [...***...] on a [...***...]*.

         -     Operation of the [...***...].

         -     Operation of the [...***...].

         -     Sample [...***...] and [...***...] on a [...***...]*.

         -     [...***...] of [...***...] using [...***...] and [...***...],
               [...***...], [...***...], and/or [...***...].

         -     [...***...] using [...***...] on a [...***...]*.

         -     [...***...]:[...***...] stock creation and [...***...] on a
               [...***...].

         -     [...***...] screen preparation on a [...***...].

         -     [...***...] using [...***...] on a [...***...]*.

         -     [...***...] using [...***...] on a [...***...]*.

         -     [...***...] using [...***...] on a [...***...]*.

         -     [...***...].

         -     [...***...].

            *Or equipment of equivalent functionality.

[...***...]

         -     Growth of [...***...] in [...***...] w/[...***...].

         -     Growth of [...***...] in [...***...] w/ [...***...] and
               w/[...***...].

         -     Growth of [...***...] in [...***...] w/[...***...] +/-
              [...***...].

[...***...]

         -     [...***...] of [...***...] using [...***...] and [...***...].

         -     [...***...] and [...***...] of [...***...] or [...***...].

[...***...] AND [...***...]

         -     Protein [...***...] and [...***...] for [...***...].

         -     Protein [...***...] using [...***...] for [...***...] to
               [...***...].

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      -     Protein [...***...] using [...***...] and [...***...] for
            [...***...] samples.

      -     Protein [...***...] and [...***...] of [...***...] using
            [...***...].

      -     [...***...] and [...***...] of [...***...] proteins.

      -     Protein [...***...] using the [...***...] and [...***...].

      -     Protein [...***...] using a [...***...] and [...***...].

      -     [...***...] for protein [...***...] and [...***...]

      -     [...***...] of protein [...***...] for [...***...] and [...***...]
            using [...***...].

      - Identification of proteins using [...***...] in [...***...] and analysis with [...***...].

      -     Protein [...***...] using [...***...] and [...***...].

(iii) [...***...] INTERFACES:

      MOLECULAR BIOLOGY

            [...***...]
                  Enter new [...***...].
            [...***...]
                  Enter [...***...] in [...***...] from [...***...].
            [...***...]
                  Order [...***...] and send email to [...***...] and [...***...]
            [...***...]
                  [...***...] of [...***...]
            [...***...]
            [...***...].
                  Tool for entering and updating the [...***...] associated with a given [...***...].
            [...***...]
                  Start [...***...] once the [...***...] are [...***...].

      [...***...]
            [...***...].

                  Enter [...***...] detail information and complete [...***...] sending it to [...***...] in [...***...].
            [...***...]
                  Request [...***...].
                  Manage existing orders.
                  Query existing orders.

      PURIFICATION
            [...***...]

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                  Queries, inserts, and updates records.
            [...***...]
                  Queries, inserts, update, and delete steps.
            [...***...].

            [...***...]
                  Queries, inserts, update, and delete steps.

      [...***...] ANALYSIS
            [...***...] Records
                  Program - [...***...] information. Both [...***...] and [...***...].

3.    [...***...] TO [...***...] MODULE

This module enables the user to [...***...] with the [...***...] prepared in the [...***...]. [...***...] is tested for the [...***...] using the [...***...] and
[...***...]. Standard solutions for [...***...] are prepared and [...***...] for use in [...***...]. [...***...] and [...***...] solutions are added to
[...***...], [...***...], and [...***...] in one of [...***...]. At pre-selected times the [...***...] are [...***...] and the [...***...] are stored in the database where they can be [...***...]. Solutions for [...***...] can be selected using the [...***...] and set-up as before. Once [...***...] they are collected, and a number of [...***...] conditions are tested for [...***...].

(i)   [...***...] PROGRAMS

      [...***...]: [...***...] interface that facilitates automated [...***...] of [...***...]. The method uses [...***...] based upon
      [...***...] from a set of [...***...]. The contents of the [...***...]
      are stored in the [...***...], and the [...***...] are automatically [...***...].

      [...***...]: [...***...] that allows [...***...] of [...***...]. The
      [...***...] is integrated into an overall [...***...] process where [...***...] are automatically [...***...] and [...***...]. The results are stored in the [...***...]. Scoring results are classified into [...***...] categories: [...***...], [...***...], [...***...]. All
      [...***...] and scores may be viewed interactively through a [...***...].

(ii)  METHODS AND PROTOCOLS:

         -     Protocols and Solutions for [...***...] and [...***...].

         -     Solution set-up for [...***...] using a [...***...].

         -     Solution set-up for [...***...] using a [...***...].

         -     [...***...] set-up via [...***...].

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      -     Entry/retrieval of [...***...] into/from [...***...].

      -     [...***...] viewing and [...***...].

      -     [...***...].

(iii) [...***...] INTERFACES:

      [...***...]
            [...***...] tool
                  Query to find [...***...] of [...***...].
            [...***...]
                  Adds [...***...] to a [...***...].
            [...***...]
                  Allows [...***...] and[...***...].
            [...***...]
                  Marks [...***...] for [...***...].
            [...***...]
                  Adds [...***...] that [...***...] a [...***...].
            [...***...]
                  [...***...] for [...***...].
            Print [...***...]
                  Prints [...***...] of a [...***...].
            Print [...***...]
                  Prints [...***...] for the [...***...].
            View [...***...]
                  Allows viewing of [...***...].
            [...***...] Summary
                  Displays a summary of [...***...] by [...***...].
            Add a [...***...]
                  Adds a new [...***...] to be used in a [...***...].
            Add a [...***...]
                  Adds a new [...***...] to be used in a [...***...].
            Add a [...***...]
                  Enters information about a [...***...].
            [...***...] /update a [...***...]
                  Reports and prioritizes [...***...] for [...***...].
            Collect Data
                  Allows for [...***...] data collection.
            [...***...] a [...***...]
                  Allows for designation of [...***...].
            [...***...] a [...***...]
                  Allows user to designate a [...***...] as [...***...].
            [...***...] Summary
                  Shows summary of [...***...] for a [...***...].
            [...***...] editor
                  Supports [...***...].

            Reports
                  Reports by project and date range.

            [...***...]
                  [...***...] to [...***...].

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            Summary page
                  Provides summaries by [...***...] and [...***...].

4.    [...***...] MODULE

This module enables the user to take [...***...] collected at a [...***...] or other [...***...] and produce [...***...] with minimal user input. Once the [...***...] for a [...***...] is available, a single process automates [...***...] and [...***...]. Following [...***...] completion, the completed
[...***...] and [...***...] are directed through the [...***...]. Once a
[...***...] passes [...***...] it may be deposited in the [...***...].

(i)   [...***...] PROGRAMS:

      [...***...] consists of a [...***...] of [...***...] that perform
      [...***...] specific tasks in the [...***...], requiring minimal user input.

      [...***...] consists of a highly automated [...***...] that performs [...***...] using both [...***...] components ([...***...], [...***...])
      from the [...***...] and [...***...] for additional tests and [...***...]
      into convenient form. This system also creates [...***...] ready for [...***...] into the [...***...] by [...***...] staff.

      [...***...] consists of [...***...] that [...***...] of [...***...]
      present after [...***...] that are large enough to potentially represent a [...***...]. The optimal conformation for the [...***...] is then fit to this [...***...] using an [...***...] that seeks to maximize the [...***...] value at each [...***...].

(ii)  METHODS AND PROTOCOLS:

      -     [...***...] processing.
            An [...***...] system for processing [...***...] collected on the [...***...] at [...***...].

      -     [...***...] using [...***...], [...***...], or [...***...] methods.
            A [...***...] for carrying out all data set to refined [...***...] within a single process. These operations include [...***...], [...***...], and [...***...]. These tasks may also be run separately via [...***...].

      -     [...***...].
            A [...***...] for running a variety of [...***...],
            with support for a variety of search parameters.

      -     [...***...].
            A [...***...] for [...***...] various types of
            [...***...], including [...***...] for improving [...***...].

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            -     [...***...].
                  [...***...] for running [...***...] methods applicable at both [...***...] and [...***...] resolution

            -     [...***...].
                   A [...***...] for carrying out [...***...], [...***...],
                  [...***...] and [...***...], [...***...] of [...***...], and
                  [...***...] of the [...***...] within a single process. These tasks can also be run individually. In normal operating modes, initial [...***...] related to [...***...] is obtained as [...***...] from the [...***...] system.

            -     [...***...].
                  A [...***...] for [...***...] using metrics related to [...***...] and agreement with the [...***...]. This [...***...] also checks [...***...] for [...***...], checks
                  [...***...] of the [...***...] sequence with the [...***...]
                  sequence, and collects [...***...] statistics. Output from this [...***...] includes, a standardized [...***...], an [...***...] containing [...***...], a list of [...***...], various [...***...], and [...***...] files in [...***...]
                  format.

(iii) [...***...]:

            [...***...] REPOSITORY

                  Browse
                  Expert Search Form
                  Summary Report

5.    [...***...] MODULE

This module is an optional component that functions off-line. After the [...***...] process, a series of structure analyses are available and run at the discretion of the project and depends on the nature of the [...***...].

[...***...] can be analyzed using [...***...], [...***...], and [...***...] to identify likely [...***...] and to provide [...***...] for [...***...]. By comparing [...***...], these analyses can also be used in combination with [...***...], to [...***...] that may [...***...] or [...***...] based on
[...***...] variation and prior experimental results. For detailed comparisons to [...***...], [...***...] provides a [...***...]. This analysis is typically performed with [...***...] to compare the [...***...] in a [...***...] and to compare the [...***...] of a [...***...] to [...***...] to understand
[...***...].[...***...] is an [...***...] user program that provides an independent method to [...***...] that does not require the [...***...] to be [...***...] and, with [...***...] is used by the [...***...] to further understand [...***...] across [...***...]. The results of these

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analyses, as well as the observations of the [...***...], [...***...] and
[...***...], can all be tracked using the [...***...].

(i)   [...***...] PROGRAMS:

      [...***...]:[...***...] tool for [...***...] of a user-selected group of
      [...***...] in the [...***...] and [...***...] databases (updated
      [...***...]). Information is stored in the [...***...] database to greatly accelerate future alignments and retrieve past results. Program identifies [...***...] and provides [...***...] output.

      [...***...]: Determines the [...***...] of all [...***...] on the
      [...***...] of a [...***...] structure and [...***...] them [...***...].
      About [...***...]% of the time the [...***...] represents the location of a [...***...]. Typically used in conjunction with [...***...], which improves the success rate to [...***...]%.

      [...***...]: A database of descriptors of [...***...] of [...***...] (from
      [...***...] structures) that bind [...***...] and [...***...] fragments.
      Can be used in conjunction with [...***...] to identify [...***...] of a given [...***...] or to identify [...***...] for a [...***...].

      [...***...]: Identifies [...***...] of [...***...], [...***...] in a
      structure. Such [...***...] are usually important [...***...] and typically the [...***...] is the [...***...]. Often used in conjunction with [...***...].

      [...***...]: A structure analysis program that evaluates the [...***...] of the [...***...] around each [...***...] in a [...***...] or
      [...***...]. The program can be used to [...***...] onto the [...***...], or evaluate the reliability of [...***...] of a [...***...]. It also highlights [...***...] that [...***...] with [...***...] and can display this information for a [...***...] of structures. Also used in protein engineering applications.

      [...***...]: Allows association of [...***...] and [...***...] with
      [...***...]. Documentation includes [...***...] for [...***...] of
      [...***...];[...***...] of [...***...];[...***...] of [...***...]; and
      [...***...] of [...***...].

      [...***...]: A program that overlays [...***...] of [...***...] by optimizing the [...***...] of [...***...]. Can be used to classify [...***...] by [...***...] similarities and to identify [...***...].

(ii)  METHODS AND PROTOCOLS:

      Since the [...***...] module operates as an optional module, there is no strict protocol for all [...***...].

            Novel [...***...] are:

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            -     [...***...] to the [...***...] structure database

            -     [...***...] for the existence of [...***...]
                  ([...***...], [...***...])

            -     [...***...] using the [...***...] forum

(iii) [...***...] INTERFACES:

            STRUCTURE DEPOSITION TOOLS

                  A [...***...] for uploading [...***...] from the [...***...]
                  to the database. This tool lists [...***...] in a user definable [...***...] and allows the user to [...***...] a [...***...] to be uploaded. Some [...***...] are performed on selection of a [...***...] and the user is informed as to whether or not the [...***...] in the database. [...***...] are solved on [...***...] or [...***...] systems, so the [...***...] was intended to be run on these systems. It is written in [...***...] with a [...***...].

6.    [...***...]

The SGX [...***...] is used to [...***...] and [...***...] and [...***...]
throughout the experimental and analytical processes. Each module has its own workspace and interfaces as identified above. There are also general tools available via [...***...] that are listed below.

      [...***...] TOOLS

            [...***...]
                  Calculates expected [...***...] for the [...***...] of [...***...]. It implements logic to produce a [...***...], calculating an [...***...] based on [...***...] when necessary. The [...***...] is then analyzed for [...***...] usage, [...***...], [...***...] content, [...***...],
                  [...***...] properties, and [...***...].

            [...***...]
                  [...***...] that updates the [...***...] tables

            [...***...]
                  A tool for entering and updating the [...***...] associated with a [...***...].

            [...***...] Query
                  Simple web query tool available through [...***...] that only allows select "m" statements. [...***...] not available through this interface.

            [...***...]
                  [...***...] tool that allows users to assess the status of a particular [...***...] within [...***...] using a variety of [...***...].

            Change Password
                  Allows user to change [...***...] password.

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      [...***...] TOOLS
            [...***...]
                  [...***...] tool that allows users to query the database for a [...***...] of [...***...] available for [...***...]. Users can add [...***...] to the database as well as edit existing [...***...] records.

            [...***...]
                  [...***...] tool that allows users to query the database for [...***...] as well as add [...***...] to the database and/or edit existing [...***...] records.

            [...***...]
                  [...***...] tool that allows users to query the database for a [...***...] available. Users can also add [...***...] to the database and/or edit [...***...] records.

      [...***...] TOOLS
                  [...***...]
                  [...***...]
                  [...***...]

[...***...]: [...***...] system enabling quick [...***...] of [...***...] in the
[...***...] database. Users can find [...***...] in the pipeline based on the [...***...], [...***...], or [...***...]. Links to key [...***...] interfaces,
[...***...], and [...***...] information facilitate quick lookup of information.

      [...***...] TOOLS: [...***...] tool suite that allows [...***...] of
[...***...] for management and reporting purposes. Project managers can [...***...] to project related information by [...***...] to scientists in the project. [...***...] interfaces integrate [...***...] information with [...***...] so that [...***...] is protected. Targets can be assigned to different projects. Reports detailing project progress summarize targets based on project affiliation.

      [...***...]: [...***...] tool suite that allows project managers to [...***...] progress of [...***...]. Scientists and project managers can easily [...***...] and [...***...] key [...***...], [...***...], and [...***...] using data entry forms.

      [...***...]: [...***...] data can be filtered and displayed using an SQL based report system. The SQL based reports are generated and saved into the database. Reports are then published so that users can [...***...], [...***...], [...***...], and [...***...] the results into [...***...].

      [...***...]: [...***...] searches [...***...] at [...***...] nightly for new literature related to [...***...], [...***...], or [...***...].

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Note: Structural GenomiX, SGX, [...***...], [...***...], [...***...],
[...***...], [...***...], [...***...], [...***...], [...***...], [...***...],
[...***...], [...***...], [...***...], [...***...], [...***...], [...***...] and
[...***...] are all trademarks and/or service marks of Structural GenomiX, Inc. Other trademarks and service marks are the property of their respective owners.

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                                   APPENDIX F
                  SGX BIOINFORMATICS TECHNOLOGY TO BE INSTALLED
                       AT LILLY IN ADVANCE OF INSTALLATION
               OF SGX [...***...] AT THE LILLY SAN DIEGO FACILITY

[...***...] versions of the following:

[...***...]:  [...***...]

[...***...]:  [...***...], [...***...], [...***...], [...***...]

            [...***...]: [...***...], [...***...], [...***...], [...***...],
                        [...***...], [...***...],[...***...]

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                                    EXHIBIT G
                               ACCEPTANCE CRITERIA

1.    [...***...]

The [...***...] of a [...***...],[...***...] target for which SGX has
[...***...] a [...***...] according to the Target Structure specifications in
Section 1.40(a) will be [...***...] using the Lilly San Diego Facility. This experiment will comprise the following steps:

[...***...] and [...***...]
[...***...]
[...***...] and [...***...]
[...***...] and [...***...]
[...***...] at SGX-CAT at the APS
[...***...] and [...***...]

The experiment will be performed by an SGX employee or employees skilled in the art but with [...***...] with the target in question. The target will be a [...***...] nominated by SGX and approved by the [...***...]. Provided the Target Structure specifications in Section 1.40(a) [...***...] for the target the [...***...] ([...***...], [...***...] etc.) [...***...] to the structure
[...***...] to those that [...***...] the SGX structure.

2.    [...***...]

[...***...] will be comprised of [...***...] parts:

[...***...]

The [...***...] of a [...***...] Collaboration Target (or as otherwise agreed by the JSC) for which SGX has [...***...] a [...***...] according to the Target Structure specifications in Section 1.40 will be [...***...] using the Lilly San Diego Facility. This experiment will comprise the following steps:

[...***...] and [...***...]
[...***...]
[...***...] and [...***...]
[...***...] and [...***...]
[...***...] at SGX-CAT at the APS
[...***...] and [...***...]

The experiment will be performed by an SGX employee or employees skilled in the art. The target will be a [...***...] nominated by SGX and approved by the [...***...]. Provided the Target Structure specifications in Section 1.40(a) or, if applicable, the

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specifications of the structure which was utilized per Section 1.40(b) are reached for the target, the [...***...] ([...***...], [...***...] etc.) that
[...***...] to the structure [...***...] to those that [...***...] the collaboration structure.

[...***...]

Upon selection of the [...***...] ([...***...]) [...***...] Collaboration
Targets in accordance with Section 2.6(c), SGX will endeavor to determine the [...***...] of such Collaboration Targets at the Lilly San Diego Facility for [...***...] validation according to the Target Structure specifications in
Section 1.40. The target mix for this [...***...] validation will include the following:

                        (i)  [...***...]
                        (ii)  [...***...]
                        (iii)  [...***...]
                        (each as further defined in the Research Plan.)

For successful completion of the [...***...] validation, SGX must demonstrate that it has successfully determined Target Structures for at least [...***...] ([...***...]%) of such Collaboration Targets.

3.    [...***...]

The [...***...] of a Collaboration Target for which SGX [...***...] a [...***...] according to the Target Structure specification in Section 1.40 will be [...***...] using the Lilly Indianapolis Facility. This experiment will comprise the following steps:

[...***...] and [...***...]
[...***...]
[...***...] and [...***...]
[...***...] and [...***...]
[...***...] at SGX-CAT at the APS
[...***...] and [...***...]

The experiment will be performed by an SGX employee or employees skilled in the art but with [...***...] with the target in question. The target will be a [...***...] nominated by SGX and approved by the JSC. Provided the Target Structure specifications in Section 1.40(a) or, if applicable, the specifications of the structure which was utilized per Section 1.40(b) are reached for the target, the [...***...] ([...***...], [...***...] etc.) that
[...***...] to the structure [...***...] to those that [...***...] the collaboration structure.

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                                    EXHIBIT H

                           LICENSED TECHNOLOGY SUPPORT

Requests for support under Section 3.4(c) must be submitted by Lilly employees via email to a designated SGX group email address, which will deliver the request to members of the SGX Bioinformatics Department and IT Department. A first response to every email will be delivered via email to the initiating Party, as well as the Bioinformatics Department and IT Department at SGX, during business hours in accordance with the schedule below. Follow up emails will continue until a resolution (final correction or work around) has been achieved. If resolution or extent of problem cannot be determined via email then an SGX personnel will follow up with call back to the specific Party to achieve better clarity and final resolution of such problem. Resolution of such issues will be finalized via email to the initiating Party, as well as the Bioinformatics Department and IT Department at SGX.

          ERROR PRIORITY (1)       RESPONSE (2)

          Critical (A)             Within one (1) hour
          Non-Critical (B)         Within one (1) business day

      (1)   Priority:

            A. Problems that have been substantiated as resulting in substantial impairment of functionality to users.

            B. All other problems which the user can easily avoid or detour and for which there is no urgency for a resolution.

      (2) Response: Response consists of providing, as appropriate, one of the following to Lilly: an existing correction; a new correction; a viable detour or work around; a request for more information to complete analysis of the problems, or a reasonable plan on how the problem will be corrected.

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